Keystone State Tax Free Fund
Seeks generous tax-free income from high quality municipal bonds

Dear Shareholder:

We are writing to report on the performance of Keystone State Tax Free Fund for the six-month period which ended September 30, 1996. Following this letter we have included a performance summary for each state fund and an interview with Keystone's municipal bond team.

  Municipal bonds generally maintained their price levels, despite the negative effects of higher interest rates on bond prices during the six-month period. In this environment, many taxable investments experienced price declines. Investors saw evidence of this in the total return performance of the benchmark 30-year U.S. Treasury bond which returned -0.41% for the six-month period which ended September 30, 1996. By comparison, the Lehman Municipal Bond Index returned 3.08% for the same six-month period.

  At the beginning of the period on April 1, reports of strong economic growth and fears of higher inflation rates caused interest rates to rise. When rates rise, bond prices typically decline, due to the inverse relationship of interest rates to bond prices. However, strong demand for higher yields and attractive valuations of municipal bonds spared tax-free investors from most price declines. Some municipal bonds with longer maturities nevertheless experienced price declines because they tend to be affected more by changes in interest rates than shorter term bonds.

  We are pleased to inform you that Keystone has agreed to be acquired by First Union Corporation. The acquisition is subject to a number of conditions, including approvals of investment advisory agreements with Keystone by fund shareholders. First Union is a financial services firm based in Charlotte, North Carolina. It is the nation's sixth largest bank holding company with assets of approximately $140 billion. First Union, through its wholly-owned subsidiary Evergreen Asset Management Corp., manages more than $16 billion in 36 mutual funds. Keystone will remain a separate entity after its acquisition and will continue to provide investment advisory and management services to the Fund. We believe First Union's acquisition of Keystone should strengthen the investment management services we provide to you.

  We appreciate your continued support of Keystone funds. If you have any questions or comments, please feel free to write to us.

Sincerely,

/s/Albert H. Elfner III

Albert H. Elfner, III
Chairman and President
Keystone Investments, Inc.

/s/George S. Bissell

George S. Bissell
Chairman of the Board
Keystone Funds

November 1996

Keystone Florida Tax Free Fund

Your Fund's Performance

The objective of Keystone Florida Tax Free Fund is to earn generous income, exempt from federal income tax, while preserving capital.(1) In addition, your Fund seeks to ensure that its shares are exempt from the Florida intangibles tax. George Kimball, vice president, is your Fund's manager.

Performance

Your Fund provided the following total returns, including income and price changes, for the periods which ended September 30, 1996.

  Class A shares returned 1.76% for the six-month period and 4.64% for the twelve-month period.

  Class B shares returned 1.40% for the six-month period and 3.86% for the twelve-month period.

  Class C shares returned 1.40% for the six-month period and 3.96% for the twelve-month period.

Portfolio strategy

We sought to build income and protect capital over the past six months. We emphasized income by reducing the Fund's holdings in AAA-rated bonds and increasing assets in BBB-rated securities. These bonds provided additional yield and, we believe, good relative value. We also attempted to preserve income by maintaining call protection.

  We primarily invested in bonds with 15-20 year maturities. These bonds provided an attractive level of income and good long-term value. However, these bonds incurred greater price declines than shorter term bonds as interest rates rose. This strategy held back performance over the short-term. Over the long-term, however, we expect 15-20 year bonds to make a valuable contribution to your Fund's returns. As of September 30, 1996, your Fund's average maturity was 20.1 years, up slightly from 19.7 years on March 31. Also as of September 30, 1996, the Fund had an average quality rating of AA, unchanged from March. The AA-rating is the second highest available.

Economic environment

The state's economy continues to outperform that of the nation, although employment growth has slowed. Weakness has stemmed from the business and medical services industries. Tourism remains an important business for the state. Florida officials expect the state to grow at a healthy pace for the rest of the decade. Florida continues to exhibit good financial stability. The general fund balance is projected to have a $502 million balance at the end of fiscal year 1996 and debt levels are low-to-moderate.

Outlook

Our outlook for Florida municipal bonds is stable. The economy and state of fiscal operations appear to be solid. We expect the supply of municipal bonds to continue to be plentiful and to be met with good demand from the high concentration of retirees living in the state.

Asset Allocation
as of September 30, 1996

[pie chart]

Power (22.4%)
General obligation (19.8%)
Hospital (18.8%)
Industrial development revenue/pollution control revenue (9.2%)
Housing (8.0%)
Solid waste (6.0%)
Water/sewer (4.2%)
Education (3.7%)
Pre-refunded (3.6%)
Other (4.3%)

(as a percent of portfolio assets)

-------------------------
(1)For investors in certain tax situations, a portion of income may be subject to the federal alternative minimum tax (AMT).

Keystone Florida Tax Free Fund

Growth of an investment in
Keystone Florida Tax Free Fund Class A

[mountain chart]

In Thousands

                Initial Investment Reinvested Distributions
12/90            9629               9637
                 9963              10503
9/92            10287              11614
                10887              13139
9/94            9610               12461
                10077              13819
9/96            10001              14460

Total Value: $14,460

A $10,000 investment in Keystone Florida Tax Free Fund Class A made on December 28, 1990 with all distributions reinvested was worth $14,460 on September 30, 1996. Past performance is no guarantee of future results.

Tax-Equivalent Yields

                Federal Tax Bracket(2)
---------   ----------------------------
               31%       36%      39.6%
---------   ------    ------    ---------
Yield          Taxable Equivalent Yield
---------   ----------------------------
4.5%          6.5%      7.0%       7.5%
5.0%          7.2%      7.8%       8.3%
5.5%          8.0%      8.6%       9.1%
---------   ------    ------    ---------

The yields shown are for illustrative purposes only. They are not intended to represent actual performance of the Fund.

-------------------------
(2)The table is based on federal tax brackets. The 31% bracket includes single filers earning $53,501-115,000 and joint filers earning
   $89,151-140,000; the 36% bracket includes single filers earning $115,001-250,000 and joint filers earning $140,001-250,000; the 39.6%
   bracket includes single and joint filers earning over $250,000. Yields are hypothetical and do not represent the returns of any particular investment.

Six-Month Performance                                 as of September 30, 1996

                                  Class A      Class B      Class C
Total returns*                      1.76%       1.40%         1.40%
Net asset value 3/31/96           $10.60      $10.48        $10.50
               9/30/96            $10.50      $10.38        $10.40
Dividends                         $ 0.28      $ 0.24        $ 0.24
Capital gains                     None        None          None
*Before deducting sales charges.

Historical Record                                     as of September 30, 1996

Cumulative total returns           Class A       Class B      Class C
1-year w/o sales charge               4.64%        3.86%        3.96%
1-year                               -0.33%       -0.10%        3.96%
3-year                                4.83%        5.02%        7.78%
5-year                               31.13%          --           --
Life of Class                        44.60%       14.81%       17.65%
Average Annual Returns
1-year w/o sales charge               4.64%        3.86%        3.96%
1-year                               -0.33%       -0.10%        3.96%
3-year                                1.58%        1.65%        2.53%
5-year                                5.57%          --           --
Life of Class                         6.61%        3.84%        4.53%
Commencement of operations        12/28/90       2/1/93       2/1/93

  Class A share performance is reported at the current maximum front-end sales charge of 4.75%.

  Class B shares are sold without a front-end sales charge. Shares purchased after June 1, 1995 are subject to a contingent deferred sales charge (CDSC) that declines from 5% to 1% over six years from the month purchased. Performance assumes that shares were redeemed after the end of a one-year holding period and reflects the deduction of a 4% CDSC.

  Class C shares are sold without a front-end sales charge. Performance reflects the return you would have received after holding shares for one year or more and redeeming after the end of that period.

  The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ.

  Shareholders may exchange shares for another Keystone fund. The exchange fee is waived for individual investors who request an exchange through Keystone's Automated Response Line (KARL). Investors who exchange by calling or writing to Keystone directly are subject to a $10 exchange fee. The Fund reserves the right to change or terminate the exchange offer.

Keystone Massachusetts Tax Free Fund

Your Fund's Performance

The objective of Keystone Massachusetts Tax Free Fund is to earn generous income, exempt from federal and state income tax, while preserving capital.3 Daniel A. Rabasco, vice president, is your Fund's manager.

Performance

Your Fund provided the following total returns, including income and price changes, for the periods which ended September 30, 1996.

  Class A shares returned 1.80% for the six-month period and 4.19% for the twelve-month period.

  Class B shares returned 1.41% for the six-month period and 3.22% for the twelve-month period.

  Class C shares returned 1.41% for the six-month period and 3.34% for the twelve-month period.

Portfolio Strategy

Over the last six months, we focused on upgrading portfolio quality. Stronger credits typically outperform weaker credits during periods of rising interest rates and we believed this would help to protect the Fund against price declines. As of September 30, 1996, the average rating of the Fund stood at AA-, the second highest credit rating. This was an improvement from A+, which was the Fund's average quality rating on March 31.

  We primarily invested in bonds with approximately 20-year maturities and sought to protect income by emphasizing bonds with call protection. These bonds provided an attractive level of income and, we believe, good long-term value. However, these bonds incurred greater price declines than shorter term bonds as interest rates rose. As of September 30, 1996, the Fund's average maturity was 18.0 years, virtually unchanged from 18.1 years at the end of March.

Economic environment

The Commonwealth of Massachusetts has benefited from a strengthening labor market and its financial position continues to improve. The state's unemployment rate is lower than that of the nation. Employment growth has been primarily in the service and trade sectors. Manufacturing employment was essentially flat in 1995, after having declined for ten straight years.

  The Commonwealth has demonstrated increasing financial stability. Fiscal year 1996 ended with a total fund balance of $1,152.5 million with excess money in the budget stabilization fund. By law, these excess stabilization funds totaling $150 million are mandated to go toward a personal income tax reduction. Another area of improvement has been in the area of Medicaid. Medicaid costs, which grew at a 17% average annual rate from fiscal years 1987-1991, have grown more slowly at approximately a 2.5% annual rate in Massachusetts over the past two years.

Outlook

Our outlook for Massachusetts is positive. In addition to the solid state of the economy and fiscal operations, the supply and demand characteristics for the Commonwealth's municipal bonds appears to be favorable. We expect new debt issuance to be manageable. Further, a high per capita income and the state's tax structure is anticipated to keep demand for the Commonwealth's bonds steady.

Asset Allocation
as of September 30, 1996

[pie chart]

General obligation (27.7%)
Water/sewer (21.6%)
Hospital (19.1%)
Transportation (11.2%)
Education (7.1%)
Housing (5.4%)
Power (4.3%)
Industrial development revenue/pollution control revenue (2.3%)
Other (1.3%)

(as a percentage of portfolio assets)

-------------------------
(3)For investors in certain tax situations, a portion of income may be subject to the federal alternative minimum tax (AMT).

Keystone Massachusetts Tax Free Fund

Growth of an investment in
Keystone Massachusetts Tax Free Fund Class A

[mountain chart]

In Thousands

                Initial Investment Reinvested Distributions
2/94            9372                9414
9/91            8563                8903
9/92            8877                9764
9/93            8763               10173

Total Value: $10,173

A $10,000 investment in Keystone Massachusetts Tax Free Fund Class A made on February 4, 1994 with all distributions reinvested was worth $10,173 on September 30, 1996. Past performance is no guarantee of future results.

Tax-Equivalent Yields
                                            Federal Tax Bracket(4)
 -------------------------------   ----------------------------------------
                                         31%           36%          39.6%
(combined state & federal)           (39.28%)      (43.68%)       (46.85%)
 -------------------------------    ----------    ----------   ------------
Yield                                      Taxable Equivalent Yield
 -------------------------------   ----------------------------------------
4.5%                                    7.4%          8.0%           8.5%
5.0%                                    8.2%          8.9%           9.4%
5.5%                                    9.1%          9.8%          10.3%
 -------------------------------    ----------    ----------   ------------

The yields shown are for illustrative purposes only. They are not intended to represent actual performance of the Fund.

--------------------
(4)The table is based on federal tax brackets. The 31% bracket includes single filers earning $53,501-115,000 and joint filers earning
   $89,151-140,000; the 36% bracket includes single filers earning $115,001-250,000 and joint filers earning $140,001-250,000; the 39.6%
   bracket includes single and joint filers earning over $250,000. Yields are hypothetical and do not represent the returns of any particular investment.

Six-Month Performance                                 as of September 30, 1996

                                  Class A      Class B      Class C
Total returns*                     1.80%        1.41%         1.41%
Net asset value 3/31/96           $9.29        $9.22         $9.22
               9/30/96            $9.20        $9.13         $9.13
Dividends                         $0.25        $0.22         $0.22
Capital gains                     None         None          None
*Before deduction of sales charges.

Historical Record                                     as of September 30, 1996

Cumulative total returns          Class A      Class B      Class C
1-year w/o sales charge              4.19%        3.22%        3.34%
1-year                              -0.76%       -0.72%        3.34%
Life of Class                        1.73%        2.18%        4.82%
Average Annual Returns
1-year w/o sales charge              4.19%        3.22%        3.34%
1-year                              -0.76%       -0.72%        3.34%
Life of Class                        0.65%        0.81%        1.78%
Commencement of operations         2/4/94       2/4/94       2/4/94

  Class A share performance is reported at the current maximum front-end sales charge of 4.75%.

  Class B shares are sold without a front-end sales charge. Shares purchased after June 1, 1995 are subject to a contingent deferred sales charge (CDSC) that declines from 5% to 1% over six years from the month purchased. Performance assumes that shares were redeemed after the end of a one-year holding period and reflects the deduction of a 4% CDSC.

  Class C shares are sold without a front-end sales charge. Performance reflects the return you would have received after holding shares for one year or more and redeeming after the end of that period.

  The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ.

  Shareholders may exchange shares for another Keystone fund. The exchange fee is waived for individual investors who request an exchange through Keystone's Automated Response Line (KARL). Investors who exchange by calling or writing to Keystone directly are subject to a $10 exchange fee. The Fund reserves the right to change or terminate the exchange offer.

Keystone New York Insured Tax Free Fund

Your Fund's Performance

The objective of Keystone New York Insured Tax Free Fund is to earn generous income, exempt from federal, state, and New York City income tax, while preserving capital.5 At least 80% of your Fund's investments will be insured as to timely payment of both principal and interest. George Kimball, vice president, is your Fund's manager.

Performance

Your Fund provided the following total returns, including income and price changes, for the periods which ended September 30, 1996.

  Class A shares returned 2.59% for the six-month period and 5.61% for the twelve-month period.

  Class B shares returned 2.23% for the six-month period and 4.91% for the twelve-month period.

  Class C shares returned 2.23% for the six-month period and 4.80% for the twelve-month period.

Portfolio strategy

We sought to increase the portfolio's yield and protect the Fund's holdings from price declines as interest rates rose over the past six months. We increased the portfolio's yield by modestly reducing the Fund's holdings in AAA-rated securities and investing in selected BBB- rated bonds. As of September 30, 1996, approximately 85% of the Fund's portfolio was invested in AAA-rated securities and 6% was in BBB-rated bonds. This represents a change from 88% and 2.5%, respectively, in March. We also believed BBB-rated bonds represented relatively attractive values. As of September 30, 1996, the Fund's average portfolio quality was AAA and the portfolio's average maturity was 16.9 years, down from 21.4 years at the end of March.

Economic environment

New York's economy has improved, but the state still faces some budget challenges. Non-farm jobs grew by 1.5% for the twelve months which ended August 1996 and the state's unemployment rate was 6.1%. From a fiscal standpoint, the state has produced operating surpluses for three out of four of the past fiscal years, but is still fighting an accumulated deficit. Further, New York could be negatively impacted by recently passed federal welfare reform, due to the state's constitutional requirement to provide for the needy.

Outlook

We have a steady outlook for New York municipal bonds. We recognize that the state has made improvements and we continue to monitor developments on the fiscal front. Supply and demand factors appear to be similar to past trends. Outstanding municipal debt levels continue to increase, but because of the high tax rate paid by residents, demand is expected to hold firm. Under these circumstances, we believe that your Fund's emphasis on insured bonds should provide additional protection and stability.

Asset Allocation
as of September 30, 1996

[pie chart]

General obligation (31.5%)
Transportation (14.9%)
State appropriated (14.2%)
Education (14.1%)
Water/sewer (6.8%)
Housing (6.2%)
Industrial development revenue/pollution control revenue (4.2%)
Power (4.1%)
Hospital (1.1%)
Other (2.9%)

(as a percentage of portfolio assets)

-----------------------
(5)For investors in certain tax situations, a portion of income may be subject to the federal alternative minimum tax (AMT).

Keystone New York Insured Tax Free Fund

Growth of an investment in
Keystone New York Insured Tax Free Fund Class A

[mountain chart]

In Thousands

               Initial Investment Reinvested Distributions
2/94            9363                9404
9/94            8763                9097
9/95            9172               10044
9/96            9210               10607

Total Value: $10,608

A $10,000 investment in Keystone New York Insured Tax Free Fund Class A made on February 4, 1994 with all distributions reinvested was worth $10,608 on September 30, 1996. Past performance is no guarantee of future results.

Tax-Equivalent Yields
                                           Federal Tax Bracket(6)
 ---------------------------------    ---------------------------------
                                          31%         36%        39.6%
(combined city, state & federal)      (39.32%)    (43.21%)     (46.88%)
 ---------------------------------   --------    --------    ----------
Yield                                     Taxable Equivalent Yield
 ---------------------------------    ---------------------------------
4.5%                                     7.4%        7.9%         8.5%
5.0%                                     8.2%        8.8%         9.4%
5.5%                                     9.1%        9.7%        10.4%
 ---------------------------------   --------    --------    ----------

The yields shown are for illustrative purposes only. They are not intended to represent actual performance of the Fund.

-----------------
(6)The table is based on federal tax brackets. The 31% bracket includes single filers earning $53,501-115,000 and joint filers earning
   $89,151-140,000; the 36% bracket includes single filers earning $115,001-250,000 and joint filers earning $140,001-250,000; the 39.6%
   bracket includes single and joint filers earning over $250,000. Yields are hypothetical and do not represent the returns of any particular investment.

Six-Month Performance                                 as of September 30, 1996

                                  Class A      Class B      Class C
Total returns*                     2.59%        2.23%         2.23%
Net asset value 3/31/96           $9.67        $9.59         $9.58
               9/30/96            $9.67        $9.59         $9.58
Dividends                         $0.25        $0.21         $0.21
Capital gains                     None         None          None
*Before deduction of sales charges.

Historical Record                                     as of September 30, 1996

Cumulative total returns           Class A      Class B      Class C
1-year w/o sales charge              5.61%        4.91%        4.80%
1-year                               0.59%        0.91%        4.80%
Life of Class                        6.08%        6.53%        9.18%
Average Annual Returns
1-year w/o sales charge              5.61%        4.91%        4.80%
1-year                               0.59%        0.91%        4.80%
Life of Class                        2.24%        2.40%        3.36%
Commencement of operations         2/4/94       2/4/94       2/4/94

  Class A share performance is reported at the current maximum front-end sales charge of 4.75%.

  Class B shares are sold without a front-end sales charge. Shares purchased after June 1, 1995 are subject to a contingent deferred sales charge (CDSC) that declines from 5% to 1% over six years from the month purchased. Performance assumes that shares were redeemed after the end of a one-year holding period and reflects the deduction of a 4% CDSC.

  Class C shares are sold without a front-end sales charge. Performance reflects the return you would have received after holding shares for one year or more and redeeming after the end of that period.

  The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ.

  Shareholders may exchange shares for another Keystone fund. The exchange fee is waived for individual investors who request an exchange through Keystone's Automated Response Line (KARL). Investors who exchange by calling or writing to Keystone directly are subject to a $10 exchange fee. The Fund reserves the right to change or terminate the exchange offer.

Keystone Pennsylvania Tax Free Fund

Your Fund's Performance

The objective of Keystone Pennsylvania Tax Free Fund is to earn generous income, exempt from federal, state, and city income tax, while preserving capital.7 In addition, your Fund seeks to ensure that its shares are exempt from Pennsylvania's personal property tax. Daniel A. Rabasco, vice president, is your Fund's manager.

Performance

Your Fund provided the following total returns, including income and price changes, for the periods which ended September 30, 1996.

  Class A shares returned 2.78% for the six-month period and 5.65% for the twelve-month period.

  Class B shares returned 2.50% for the six-month period and 4.98% for the twelve-month period.

  Class C shares returned 2.49% for the six-month period and 4.97% for the twelve-month period.

Portfolio strategy

We emphasized credit quality over the last six months. On September 30, 1996, the average quality rating in the portfolio was AA-, the second highest major rating category. This was an improvement from A+ at the end of March. We upgraded credit quality because we believed that the yields on the stronger credits provided better relative value. Over the last six months, we invested in bonds with approximately 20-year maturities. As of September 30, 1996, your Fund's average maturity was 20.3 years, up slightly from 19.0 years at the end of March.

Economic environment

The Commonwealth of Pennsylvania's unemployment rate has been marginally less than that of the nation, but the number of new jobs has been growing slowly. Financially, operations have been stable. The state ended fiscal year 1996 with an unreserved general fund balance of approximately $156 million and the enacted fiscal year 1997 budget is balanced. General obligation debt levels remain moderate and outstanding general obligation debt has remained relatively constant over the past few years.

Outlook

We have a steady outlook for Pennsylvania municipal bonds. Economic and fiscal operations appear to be solid. Further, we expect the state's municipal bond investors to benefit from favorable supply and demand characteristics. While there is typically steady demand for Pennsylvania municipal bonds, an often limited supply can help to support price levels.

Asset Allocation
as of September 30, 1996

[pie chart]

Hospital (18.2%)
General obligation (17.8%)
Education (16.0%)
Industrial development revenue/pollution control revenue (13.2%)
Housing (11.0%)
Transportation (9.5%)
Power (6.2%)
Water/Sewer (6.0%)
Other (2.1%)

(as a percentage of portfolio assets)

-------------------
(7)For investors in certain tax situations, a portion of income may be subject to the federal alternative minimum tax (AMT).

Keystone Pennsylvania Tax Free Fund

Growth of an investment in
Keystone Pennsylvania Tax Free Fund Class A

[mountain chart]

In Thousands

                Initial Investment      Reinvested Distributions
12/90            9715                    9723
                10096                   10652
9/92            10525                   11849
                11430                   13646
9/94            10296                   13078
                10601                   14230
9/96            10630                   15034

Total Value: $15,034

A $10,000 investment in Keystone Pennsylvania Tax Free Fund Class A made on December 27, 1990 with all distributions reinvested was worth $15,034 on September 30, 1996. Past performance is no guarantee of future results.

Tax-Equivalent Yields
                                     Federal Tax Bracket(8)
---------------------------     ---------------------------------
                                    31%         36%       39.6%
(combined state & federal)      (32.93%)    (37.79%)    (41.29%)
---------------------------    --------   --------    ----------
Yield                               Taxable Equivalent Yield
---------------------------     ---------------------------------
4.5%                               6.7%        7.2%        7.7%
5.0%                               7.5%        8.0%        8.5%
5.5%                               8.2%        8.8%        9.4%
---------------------------    --------   --------    ----------

The yields shown are for illustrative purposes only. They are not intended to represent actual performance of the Fund.

------------------
(8)The table is based on federal tax brackets. The 31% bracket includes single filers earning $53,501-115,000 and joint filers earning
   $89,151-140,000; the 36% bracket includes single filers earning $115,001-250,000 and joint filers earning $140,001-250,000; the 39.6%
   bracket includes single and joint filers earning over $250,000. Yields are hypothetical and do not represent the returns of any particular investment.

Six-Month Performance                                 as of September 30, 1996

                                Class A      Class B      Class C
Total returns*                      2.78%       2.50%         2.49%
Net asset value 3/31/96           $11.15      $11.00        $11.03
               9/30/96            $11.16      $11.02        $11.05
Dividends                         $ 0.29      $ 0.25        $ 0.25
Capital gains                       None        None          None
*Before deduction of sales charges.

Historical Record                                     as of September 30, 1996

Cumulative total returns       Class A    Class B    Class C
1-year w/o sales charge          5.65%     4.98%       4.97%
1-year                           0.63%     0.98%       4.97%
3-year                           4.93%     5.00%       7.78%
5-year                          34.43%       --          --
Life of Class                   50.34%    16.31%      19.31%
Average Annual Returns
1-year w/o sales charge          5.65%     4.98%       4.97%
1-year                           0.63%     0.98%       4.97%
3-year                           1.62%     1.64%       2.53%
5-year                           6.10%       --          --
Life of Class                    7.33%     4.21%       4.93%
Commencement of
operations                   12/27/90    2/1/93      2/1/93

  Class A share performance is reported at the current maximum front-end sales charge of 4.75%.

  Class B shares are sold without a front-end sales charge. Shares purchased after June 1, 1995 are subject to a contingent deferred sales charge (CDSC) that declines from 5% to 1% over six years from the month purchased. Performance assumes that shares were redeemed after the end of a one-year holding period and reflects the deduction of a 4% CDSC.

  Class C shares are sold without a front-end sales charge. Performance reflects the return you would have received after holding shares for one year or more and redeeming after the end of that period.

  The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ.

  Shareholders may exchange shares for another Keystone fund. The exchange fee is waived for individual investors who request an exchange through Keystone's Automated Response Line (KARL). Investors who exchange by calling or writing to Keystone directly are subject to a $10 exchange fee. The Fund reserves the right to change or terminate the exchange offer.

Keystone State Tax Free Fund

                              A Discussion With
                            Your Fund's Management

                           [photo of fund managers]

 Keystone State Tax Free Funds are managed by Keystone's municipal bond team headed by senior vice president Betsy (Blacher) Hutchings. They are (from left to right) Daniel Rabasco, portfolio manager; Craig Kasap, trader; George
 Kimball, portfolio manager; Betsy Hutchings, group leader; and David Moore, analyst. The team evaluates credit quality and the economic environment in selecting municipal bonds for Keystone state tax-free funds.

Q   What do Keystone State Tax Free Funds offer investors?

A The Funds are designed for tax-sensitive investors in four specific states. Each portfolio seeks consistent, attractive income that is exempt from federal, state and city taxes as applicable. Of course, some investors in certain tax situations may be subject to the federal alternative minimum tax (AMT) on a portion of this income. In states that tax intangible assets or personal property (Florida and Pennsylvania), we also seek tax- exempt status. The Funds offer professional management and diversification from a portfolio of quality municipal bonds. We manage each state fund with careful attention to credit quality and financial stability.

Q   What was the environment like for municipal bonds over the past six months?

A Municipal bond investors experienced a varied interest rate climate. In early 1996, investors became increasingly concerned that the national economy was growing faster than expected due to strength in employment. Many believed that this strength would trigger future inflation. These concerns, as well as an increased supply of municipal bonds, drove yields higher and prices lower. Through the beginning of the summer, the environment for municipal bonds was characterized by rising interest rates and heavy supply.

  Around mid-year, volatility started to subside and supply began to moderate. Interest rates remained at higher levels than at the beginning of 1996, but traded within a narrow range. Signs of slower growth in parts of the economy off-set the stronger growth in employment, resulting in economic activity that was moderate overall. Inflation continued to be well- contained.
Investor demand for municipal bonds was solid, although somewhat less than it had been when interest rates were higher.

Q   How did municipal bonds perform vs. the overall fixed-income market?

A Municipal bonds outperformed U.S. Treasuries, which serves as the benchmark of the domestic fixed- income market. The benchmark 30-year U.S. Treasury bond had a total return of -0.41% for the six-month period which ended September 30, 1996. By comparison, the Lehman Municipal Bond Index returned 3.08% for the same six-month period. Municipal bonds also outperformed Treasuries for the twelve- month period: Treasuries returned -0.65% and the Lehman Municipal Bond Index returned 6.03%.

Keystone State Tax Free Fund

Yield Comparison Treasuries v. Municipals
As of September 30, 1996

[line chart]

        A-Rated Municipal Bond Yield    30-Year Treasury Bond Yield
4/88    8.35                            8.99
        8.38                            9.09
        8.4                             9.15
        8.3                             9.09
        8.5                             9.34
        8.5                             9.32
        8.38                            9.15
        8.35                            9.04
        8.3                             8.98
        8.15                            8.91
        8.25                            8.83
        8.25                            9.09
        8.25                            9.14
        8.15                            9.19
        8.1                             9.2
        8.1                             9.12
        8.25                            9.42
        8.2                             9.39
        8.25                            9.42
        8.15                            9.04
        8.15                            8.98
        7.95                            9
        8.13                            9.04
        8                               8.95
        7.8                             8.8
        7.88                            8.9
        7.78                            8.88
        7.75                            8.8
        7.8                             8.91
        7.85                            9
        8                               9.11
        8                               9.17
        8.13                            9.16
        8.05                            8.94
        8                               9.05
        7.9                             8.9
        7.9                             8.99
1/89    7.8                             9.03
        7.75                            8.88
        7.6                             8.88
        7.63                            8.76
        7.5                             8.82
        7.8                             9.03
        7.88                            9.04
        7.95                            9.18
        7.95                            9.12
        7.85                            9.15
        7.95                            9.29
        8.05                            9.22
        7.95                            9.09
        7.85                            9.1
        7.85                            9.03
        7.75                            8.98
        7.63                            8.93
        7.63                            8.95
        7.63                            8.83
        7.25                            8.7
        7.45                            8.61
        7.4                             8.45
        7.3                             8.13
        7.35                            8.3
        7.4                             8.19
        7.35                            8.04
        7.38                            8.04
        7.3                             8.08
        7.35                            8.15
        7.3                             7.99
        7.28                            8.08
        7.35                            8.11
        7.45                            8.16
        7.45                            8.19
        7.48                            8.13
        7.45                            8.08
        7.5                             8.07
        7.65                            8.19
        7.65                            8.23
        7.45                            8.01
        7.5                             7.87
        7.4                             7.98
        7.5                             7.94
        7.5                             7.93
        7.5                             7.89
        7.4                             7.93
        7.4                             7.87
        7.35                            7.88
        7.37                            7.88
        7.37                            7.85
        7.3                             7.87
        7.3                             7.98
1/90    7.35                            8.05
        7.35                            8.17
        7.45                            8.27
        7.5                             8.52
        7.55                            8.51
        7.5                             8.33
        7.45                            8.46
        7.5                             8.55
        7.3                             8.55
        7.5                             8.62
        7.6                             8.54
        7.55                            8.48
        7.5                             8.62
        7.5                             8.52
        7.5                             8.57
        7.5                             8.94
        7.8                             9.02
        7.85                            8.81
        7.6                             8.64
        7.6                             8.7
        7.5                             8.67
        7.5                             8.42
        7.45                            8.44
        7.45                            8.42
        7.45                            8.48
        7.45                            8.4
        7.45                            8.5
        7.4                             8.45
        7.4                             8.54
        7.4                             8.48
        7.35                            8.55
        7.45                            8.78
        7.55                            8.94
        7.8                             9.15
        7.8                             8.98
        7.75                            8.91
        7.65                            9.02
        7.7                             9.12
        7.75                            8.95
        7.7                             8.79
        7.8                             8.96
        7.75                            8.75
        7.63                            8.77
        7.63                            8.69
        7.5                             8.62
        7.35                            8.45
        7.38                            8.44
        7.35                            8.48
        7.38                            8.18
        7.3                             8.19
        7.35                            8.28
        7.35                            8.3
1/91    7.3                             8.2
        7.4                             8.36
        7.3                             8.16
        7.3                             8.23
        7.25                            8.09
        7.05                            7.96
        7.2                             7.98
        7.3                             8.06
        7.3                             8.29
        7.3                             8.31
        7.3                             8.29
        7.35                            8.31
        7.35                            8.24
        7.22                            8.16
        7.2                             8.15
        7.3                             8.24
        7.35                            8.21
        7.15                            8.23
        7.07                            8.3
        7.2                             8.28
        7.18                            8.3
        7.18                            8.26
        7.45                            8.47
        7.55                            8.47
        7.55                            8.51
        7.35                            8.4
        7.5                             8.49
        7.5                             8.44
        7.35                            8.47
        7.05                            8.39
        7.05                            8.24
        7.05                            8.22
        7.05                            8.09
        7.2                             8.12
        7.2                             8.06
        7.2                             8.01
        6.98                            7.94
        6.98                            7.89
        7                               7.82
        6.9                             7.78
        6.8                             7.87
        7                               7.95
        6.85                            8.04
        7                               7.93
        6.85                            7.87
        6.9                             7.82
        6.9                             7.98
        7.05                            7.94
        7.05                            7.8
        6.9                             7.77
        6.8                             7.59
        6.67                            7.51
1/92    6.65                            7.48
        6.53                            7.46
        6.7                             7.61
        6.75                            7.71
        6.8                             7.76
        6.78                            7.76
        6.85                            7.9
        6.85                            7.94
        6.8                             7.79
        6.83                            7.93
        6.86                            8.06
        6.87                            8.04
        6.87                            7.94
        6.75                            7.87
        6.75                            7.88
        6.7                             7.94
        6.75                            8.04
        6.83                            8.01
        6.75                            7.89
        6.68                            7.82
        6.7                             7.82
        6.7                             7.84
        6.77                            7.84
        6.64                            7.86
        6.55                            7.83
        6.55                            7.78
        6.45                            7.63
        6.35                            7.63
        6.3                             7.68
        6.13                            7.57
        6.12                            7.46
        6.3                             7.39
        6.22                            7.32
        6.35                            7.35
        6.55                            7.42
        6.55                            7.28
        6.3                             7.29
        6.5                             7.32
        6.6                             7.36
        6.55                            7.33
        6.55                            7.52
        6.65                            7.53
        6.8                             7.64
        6.73                            7.62
        6.65                            7.75
        6.53                            7.56
        6.5                             7.53
        6.5                             7.59
        6.57                            7.48
        6.5                             7.44
        6.55                            7.42
        6.53                            7.36
        6.53                            7.32
1/93    6.45                            7.46
        6.43                            7.34
        6.4                             7.29
        6.3                             7.19
        6.27                            7.16
        6.17                            7.12
        6.07                            7
        5.8                             6.9
        5.85                            6.74
        5.95                            6.86
        5.85                            6.8
        6.05                            6.94
        6.1                             7.05
        6.05                            6.84
        5.9                             6.75
        5.9                             6.79
        5.95                            6.93
        5.9                             6.84
        5.95                            6.94
        6.05                            7.03
        5.95                            6.98
        5.95                            6.91
        5.95                            6.8
        5.9                             6.8
        5.8                             6.7
        5.75                            6.66
        5.77                            6.63
        5.75                            6.54
        5.85                            6.7
        5.9                             6.56
        5.85                            6.52
        5.75                            6.35
        5.65                            6.22
        5.6                             6.13
        5.5                             5.94
        5.5                             5.88
        5.48                            6.04
        5.5                             6.05
        5.5                             5.99
        5.47                            5.92
        5.3                             5.78
        5.4                             5.97
        5.5                             5.97
        5.7                             6.21
        5.7                             6.14
        5.75                            6.34
        5.7                             6.26
        5.65                            6.24
        5.53                            6.19
        5.53                            6.28
        5.5                             6.21
        5.45                            6.35
1/94    5.48                            6.23
        5.53                            6.29
        5.55                            6.28
        5.4                             6.21
        5.45                            6.36
        5.55                            6.41
        5.75                            6.62
        5.9                             6.71
        6.05                            6.84
        6.15                            6.9
        6.15                            6.92
        6.25                            7.01
        6.55                            7.25
        6.5                             7.26
        6.55                            7.29
        6.45                            7.23
        6.45                            7.3
        6.6                             7.54
        6.65                            7.49
        6.5                             7.3
        6.6                             7.39
        6.45                            7.27
        6.33                            7.31
        6.38                            7.44
        6.48                            7.51
        6.57                            7.61
        6.6                             7.69
        6.55                            7.54
        6.5                             7.56
        6.4                             7.39
        6.48                            7.54
        6.58                            7.48
        6.58                            7.48
        6.61                            7.48
        6.55                            7.49
        6.59                            7.7
        6.64                            7.77
        6.75                            7.79
        6.73                            7.81
        6.85                            7.91
        6.75                            7.83
        6.87                            7.98
        7.02                            7.96
        7.36                            8.16
        7.48                            8.15
        7.52                            8.13
        7.37                            7.93
        7.32                            7.9
        7.05                            7.86
        7                               7.85
        7.05                            7.83
        7.05                            7.88
1/95    6.98                            7.86
        6.95                            7.79
        6.98                            7.89
        6.8                             7.73
        6.55                            7.63
        6.55                            7.67
        6.55                            7.59
        6.4                             7.53
        6.5                             7.54
        6.5                             7.46
        6.3                             7.37
        6.3                             7.36
        6.35                            7.43
        6.26                            7.39
        6.17                            7.34
        6.28                            7.33
        6.3                             7.34
        6.31                            7.02
        6.15                            6.99
        6.12                            6.92
        6.03                            6.75
        5.88                            6.53
        5.98                            6.61
        6.33                            6.62
        6.22                            6.5
        6.35                            6.62
        6.11                            6.52
        6.12                            6.6
        6.38                            6.96
        6.25                            6.9
        6.38                            6.91
        6.5                             6.99
        6.45                            6.9
        6.4                             6.7
        6.27                            6.62
        6.08                            6.59
        6.08                            6.48
        6.08                            6.58
        6.3                             6.5
        6.24                            6.42
        6.02                            6.3
        5.95                            6.36
        6.17                            6.36
        6.01                            6.28
        5.96                            6.34
        5.91                            6.23
        5.93                            6.25
        5.82                            6.09
        5.72                            6.05
        5.82                            6.1
        5.77                            6.06
        5.77                            5.95
1/96    5.72                            6.04
        5.99                            6.15
        5.85                            5.97
        5.85                            6.04
        5.85                            6.16
        5.7                             6.1
        5.87                            6.24
        5.95                            6.41
        5.99                            6.37
        6                               6.71
        6.18                            6.74
        6.3                             6.66
        6.2                             6.67
        6.3                             6.82
        6.5                             6.8
        6.31                            6.79
        6.26                            6.79
        6.46                            7.12
        6.43                            6.93
        6.22                            6.83
        6.15                            6.83
        6.32                            6.99
        6.42                            7.03
        6.55                            7.09
        6.3                             7.1
        6.25                            6.87
        6.2                             7.19
        6.28                            7.03
        6.17                            6.97
        6.15                            7.01
        6.08                            6.74
        5.98                            6.69
        6.07                            6.77
        6.07                            6.96
        6.18                            7.12
        6.31                            7.11
        6.16                            6.95
        6.15                            7.04
        6.05 88% of Treasuries          6.91

Source: Merrill Lynch and Bloomberg

  Another tool that investors use to gauge relative performance is to compare the yields of municipals and U.S. Treasuries and then measure the change in their relationship (see chart). At their "cheapest" point over the past six months, A-rated municipals yielded 95% of U.S. Treasuries with comparable maturities. That means that an investor could purchase an average A-rated municipal bond with a yield that was 95% of a comparable Treasury bond. For nearly the same yield as Treasuries, many investors flocked to municipal bonds.

  As a result of strong demand the ratio dropped to 88% as of September 30, closer to the long-term average. The decline of seven percentage points indicated better relative price performance from municipal bonds. Even at 88% of Treasuries, we still think municipal bonds offer attractive income after taxes and considering the current low level of inflation.

Q   What strategies did you employ in managing the portfolios?

A We emphasized income and sought to guide the Funds through the bond market's volatility. We primarily invested in bonds with 15-25 year maturities. Throughout the period, we attempted to protect income by maintaining call protection. Several other strategies were employed which were tailored to meet the needs of the particular state funds. Those are discussed on the pages detailing the individual portfolios.

Q   What is your outlook for the municipal bond market over the next six months?

A We believe that municipal bond prices will trade within a narrow range and look for a large part of total return to be derived from income. We expect to see slower economic growth and well-contained inflation through the end of this year and into early 1997. We believe this type of environment should provide a stable backdrop for the tax-exempt market. We are also watching other market influences such as supply and demand. Supply and demand factors seem to be favorable. The heavier supply that we saw in the first six months of this calendar year has moderated and investor demand continues to be solid.

                                  [diamond]
         This column is intended to answer questions about your Fund.
       If you have a question you would like answered, please write to:
                   Keystone Investment Distributors Company
                 Attn: Shareholder Communications, 22nd Floor
            200 Berkeley Street, Boston, Massachusetts 02116-5034.

Keystone State Tax Free Fund

                                 Glossary of
                              Mutual Fund Terms

  MUTUAL FUND--A company which combines the investment money of many people whose financial goals are similar, and invests that money in a variety of securities. A mutual fund allows the smaller investor the benefits of diversification, professional management and constant supervision usually available only to large investors.

  PORTFOLIO MANAGER--An investment professional who is responsible for managing a portfolio's assets prudently and making appropriate investment decisions, such as which securities to buy, hold and sell, based on the investment objectives of the portfolio.

  STOCK--Equity or ownership interest in a corporation, which represents a claim on the corporation's assets and earnings.

  BOND--Security issued by a government or corporation to those from whom it has borrowed money. A bond usually promises to pay interest income to the bondholder at regular intervals and to repay the entire amount borrowed at maturity date.

  CONVERTIBLE SECURITY--A corporate security (usually preferred stock or bonds) that is exchangeable for a set number of another security type (usually common stocks) at a pre-stated price.

  MONEY MARKET FUND--A mutual fund whose assets are invested in a diversified portfolio of short- term securities, including commercial paper, bankers' acceptances, certificates of deposit and other short-term instruments. The fund pays income which can fluctuate daily. Liquidity and safety of principal are primary objectives.

  NET ASSET VALUE (NAV) PER SHARE--The value of one share of a mutual fund. The NAV per share is determined by subtracting a fund's total liabilities from its total assets, and dividing that amount by the number of fund shares outstanding.

  DIVIDEND--A per share distribution of the income earned from the fund's portfolio holdings. When a dividend distribution is made, the fund's net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund's assets.

  CAPITAL GAIN--The profit from the sale of securities, less any losses. Capital gains are paid to fund shareholders on a per share basis. When a capital gain distribution is made, the fund's net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund's assets.

  YIELD--The annualized rate of income as measured against the current net asset value of fund shares.

  TOTAL RETURN--The change in value of a fund investment over a specified period of time, taking into account the change in a fund's market price and the reinvestment of all fund distributions.

  SHORT-TERM--An investment with a maturity of one year or less.

  LONG-TERM--An investment with a maturity of greater than one year.

  AVERAGE MATURITY--The average number of days until the notes, drafts, acceptances, bonds or other debt instruments in a portfolio become due and payable.

  OFFERING PRICE--The offering price of a share of a mutual fund is the price at which the share is sold to the public.

Keystone Florida Tax Free Fund

SCHEDULE OF INVESTMENTS--September 30, 1996
(Unaudited)

                                                         Coupon     Maturity      Principal        Market
                                                          Rate        Date         Amount          Value
 -----------------------------------------------------   ------     ----------    ----------   -------------
MUNICIPAL BONDS (97.7%)
  Alliance Airport Authority, Texas, Federal Express
    Project                                               6.375%   04/01/2021    $2,000,000     $ 1,974,200
  Bay County, Florida, Hospital Systems Revenue
    Refunding, Bay Medical Center Project                 8.000    10/01/2019     2,500,000       2,777,900
  Brevard County, Florida, Health Facilities Authority
    Revenue Refunding, Devereux Foundation (MBIA)         5.125    11/01/2019     2,320,000       2,146,812
  Brevard County, Florida, Health Facilities Authority
    Revenue Refunding, Wuesthoff Memorial Hospital
    (MBIA)                                                7.200    04/01/2013     2,000,000       2,275,840
  Broward County, Florida, Collateralized Home
    Mortgage                                              7.125    03/01/2017       195,000         204,025
  Broward County, Florida, Resource Recovery, South
    Project                                               7.950    12/01/2008     2,500,000       2,749,925
  Charlotte County, Florida, Utility Revenue (FGIC)       6.750    10/01/2013     1,000,000       1,132,240
  City of Tarpon Springs Health Facilities Authority,
    Florida, Hospital Refunding, Helen Ellis Hospital     7.625    05/01/2021     1,000,000       1,041,120
  Commonwealth of Puerto Rico, Aqueduct and Sewer
    Authority Revenue                                     6.250    07/01/2012     2,000,000       2,151,740
  Commonwealth of Puerto Rico, Highway Authority &
    Transportation Authority, Series Y                    5.000    07/01/2036     2,000,000       1,744,340
  Commonwealth of Puerto Rico, Highway Authority &
    Transportation Authority, Series Y                    5.500    07/01/2036     2,000,000       1,898,580
  Dade County, Florida, Educational Facilities
    Authority Revenue (St. Thomas University)             6.000    01/01/2010     2,000,000       2,031,680
  Dade County, Florida, General Obligation Unlimited
    Revenue Bonds (MBIA)                                  5.125    10/01/2026     1,250,000       1,147,488
  Dade County, Florida, Housing Finance Agency, Single
    Family Mortgage                                       7.000    03/01/2024       185,000         191,662
  Dade County, Florida, School District, General
    Obligation                                            7.375    07/01/2008        40,000          43,805
  Duval County, Florida, Single Family Mortgage
    Refunding (FGIC)                                      7.300    07/01/2011        80,000          84,194
  Escambia County, Florida, Pollution Control,
    Champion International Corp. Project                  6.900    08/01/2022     3,000,000       3,142,710
  Escambia County, Florida, Pollution Control,
    Champion International Corp. Project                  6.400    09/01/2030     1,000,000       1,003,220
  Florida Housing Finance Agency, Home Ownership
    Mortgage                                              7.500    09/01/2014       160,000         169,862
  Florida Housing Finance Agency, Home Ownership
    Mortgage                                              6.050    07/01/2016     2,630,000       2,673,264
  Florida Housing Finance Agency, Multi-Family
    Housing, Series C                                     6.200    08/01/2016     2,000,000       2,021,560
  Florida State Board of Education Capital Outlay
    Refunding, Public Education, Series D                 4.750    06/01/2016     1,000,000         882,710
  Florida State Transportation, Jacksonville
    Transportation Authority                              9.000    01/01/2000     1,000,000       1,077,760
  Gainesville, Florida, Utilities System Revenue,
    Series B                                              7.500    10/01/2008     3,435,000       4,135,190
  Gainesville, Florida, Utilities System Revenue,
    Series B                                              7.500    10/01/2009     3,695,000       4,453,916
  Halifax Hospital Medical Center, Florida, Hospital
    Revenue, Series A (MBIA)                              5.200    10/01/2013     2,000,000       1,908,000
  Hillsborough County, Florida, Capital Improvement
    Program Revenue, County Center Project, Series B
    (MBIA)                                                5.000    07/01/2017     2,000,000       1,855,620


                                                        (Continued on next page)

PAGE 14

Keystone Florida Tax Free Fund

SCHEDULE OF INVESTMENTS--September 30, 1996
(Unaudited)
                                                         Coupon     Maturity      Principal        Market
                                                          Rate        Date         Amount          Value
 -----------------------------------------------------   ------     ----------    ----------   -------------
MUNICIPAL BONDS (continued)
  Jacksonville, Florida, Health Facilities Authority,
    St. Luke's Hospital Association                       7.125%   11/15/2020    $3,000,000     $ 3,253,950
  Miami Beach, Florida, Resort Tax Revenue (AMBAC)        6.250    10/01/2022     1,470,000       1,568,990
  Miramar, Florida, Wastewater Improvement Assessment
    Revenue (FGIC)                                        6.750    10/01/2016     1,000,000       1,094,830
  New York, New York, General Obligation                  5.875    03/15/2013     5,500,000       5,304,695
  New York State Dormitory Authority, State University
    Educational Facilities Revenue, Series A              5.875    05/15/2017     1,565,000       1,548,959
  North Springs Improvement District, Florida, Water
    and Sewer Revenue, Series B (MBIA)                    6.500    12/01/2016     1,335,000       1,463,547
  Okaloosa County, Florida, Gas District, Refunding
    and Improvement (MBIA)                                6.850    10/01/2014     2,550,000       2,882,112
  Orange County, Florida, Health Facilities Authority,
    Hospital Revenue, Adventist Health (AMBAC)            5.250    11/15/2020     4,000,000       3,750,360
  Orange County, Florida, Housing Finance Authority,
    GNMA Collateralized Mortgage, Series B (AMT)          8.100    11/01/2021     2,170,000       2,319,057
  Orlando, Florida, Utilities Commission, Water and
    Electric                                              6.000    10/01/2010     4,000,000       4,223,560
  Orlando-Orange County, Florida, Expressway Authority
    (FGIC)                                                8.250    07/01/2015        40,000          52,492
  Palm Beach County, Florida, General Obligation          6.500    07/01/2010     1,880,000       2,058,562
  Palm Beach County, Florida, Solid Waste Industrial
    Development, Okeelanta Power Project (AMT) (c)        6.700    02/15/2015     2,000,000       1,764,140
  Palm Beach County, Florida, Solid Waste Industrial
    Development, Okeelanta Power Project (AMT) (c)        6.850    02/15/2021     2,000,000       1,769,160
  Palm Beach County, Florida, Solid Waste Industrial
    Development, Osceola Power Project (AMT) (c)          6.850    01/01/2014     2,500,000       2,248,400
  Puerto Rico Electric Power Authority, Power Revenue,
    Series X                                              6.000    07/01/2015     3,450,000       3,491,642
  Puerto Rico Electric Power Authority, Power Revenue,
    Series Z                                              5.500    07/01/2012     1,000,000         971,970
  Sacramento, California, Power Authority Cogeneration
    Project                                               5.875    07/01/2015     1,500,000       1,447,575
  Sunrise, Florida, Utility System Revenue, Capital
    Appreciation, Series A (AMBAC) (effective yield
    5.65%) (b)                                            0.000    10/01/2009     1,000,000         487,860
  Sunrise, Florida, Utility System Revenue, Capital
    Appreciation, Series A (AMBAC) (effective yield
    5.75%) (b)                                            0.000    10/01/2010     1,000,000         455,410
  Sunrise, Florida, Utility System Revenue, Capital
    Appreciation, Series A                                5.750    10/01/2026     1,000,000         991,830
  Tallahassee, Florida, Health Facilities, Tallahassee
    Memorial Regional Medical Project (MBIA)              6.625    12/01/2013     2,000,000       2,207,300
  Tampa, Florida, Capital Improvement Program Revenue,
    Series B                                              8.375    10/01/2018     1,250,000       1,319,900
  Tampa, Florida, Subordinate Guaranteed Entitlement
    Revenue, Series B (ETM)                               8.500    10/01/2018        45,000          48,620
  Tampa, Florida, Utilities Tax, Capital Appreciation
    (effective yield 6.15%) (b)                           0.000    04/01/2016     1,500,000         479,130


PAGE 15

Keystone Florida Tax Free Fund

SCHEDULE OF INVESTMENTS--September 30, 1996
(Unaudited)
                                                         Coupon     Maturity      Principal        Market
                                                          Rate        Date         Amount          Value
 -----------------------------------------------------   ------     ----------    ----------   -------------
MUNICIPAL BONDS (continued)
  Venice, Florida Health Care Revenue, Bon Secours
    Health System Project (MBIA)                          5.625%   08/15/2026    $1,000,000     $   976,880
  West Melbourne, Florida, Water and Sewer Revenue
    (FGIC)                                                6.750    10/01/2014     1,000,000       1,121,210
 -----------------------------------------------------   ------     ----------    ----------   -------------
  TOTAL MUNICIPAL BONDS (Cost--$93,070,859)                                                      96,221,504
 -----------------------------------------------------   ------     ----------    ----------   -------------
  TEMPORARY TAX-EXEMPT INVESTMENTS (0.7%)
  Dade County, Florida, Water and Sewer System Revenue
    Bond, Series 1994 (Cost--$655,000) (a)                3.800    10/05/2022       655,000         655,000
 -----------------------------------------------------   ------     ----------    ----------   -------------
  TOTAL INVESTMENTS (Cost--$93,725,859)                                                          96,876,504
  OTHER ASSETS AND LIABILITIES--NET (1.6%)                                                        1,566,117
 -----------------------------------------------------   ------     ----------    ----------   -------------
  NET ASSETS (100.0%)                                                                           $98,442,621
 -----------------------------------------------------   ------     ----------    ----------   -------------

(a) Variable or floating rate instruments with periodic demand features. The Fund is entitled to full payment of principal and accrued interest upon surrendering the security to the issuing agent according to the terms of the demand features.
(b) Effective yield (calculated at the date of purchase) is the yield at which the bond accretes on an annual basis until maturity.
(c) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

AMBAC--AMBAC Indemnity Corporation
AMT--Subject to Alternative Minimum Tax
ETM--Escrowed to Maturity
FGIC--Federal Guaranty Insurance Company
MBIA--Municipal Bond Investors Assurance

See Notes to Financial Statements.

Keystone Massachusetts Tax Free Fund

SCHEDULE OF INVESTMENTS--September 30, 1996
(Unaudited)

                                                         Coupon     Maturity     Principal       Market
                                                          Rate        Date         Amount        Value
 -----------------------------------------------------   ------     ----------    ---------   ------------
MUNICIPAL BONDS (97.9%)
  Attleboro, Massachusetts, General Obligation (AMBAC)    5.125%   12/01/2015   $  625,000    $   581,813
  Commonwealth of Puerto Rico, Linked Bond Payment
    Obligation (MBIA)                                     7.000    07/01/2010      100,000        115,296
  Franklin, Massachusetts, School Improvements (MBIA)     5.250    11/15/2013      500,000        476,955
  Massachusetts Bay Transportation Authority, General
    Transportation, Series A                              7.000    03/01/2011      750,000        856,605
  Massachusetts Bay Transportation Authority, General
    Transportation, Series A                              6.250    03/01/2012      400,000        429,880
  Massachusetts Educational Financing Loan Authority
    (AMBAC)                                               6.000    01/01/2012      300,000        300,534
  Massachusetts Municipal Wholesale Electric, Power
    Supply Systems, Series B                              6.750    07/01/2008      460,000        487,204
  Massachusetts State Consolidated Loan, Series C
    (MBIA)                                                5.375    09/01/2013      500,000        486,525
  Massachusetts State Health and Educational
    Facilities Authority, Cape Islands Rehabilitation
    Hospital, Series A                                    7.875    08/15/2024    1,100,000      1,132,450
  Massachusetts State Health and Educational
    Facilities Authority, McLean Hospital, Series C
    (FGIC)                                                6.500    07/01/2010      500,000        535,225
  Massachusetts State Health and Educational
    Facilities Authority, New England Deaconess
    Hospital                                              6.875    04/01/2022      500,000        523,310
  Massachusetts State Health and Educational
    Facilities Authority, North Adams Regional
    Hospital, Series C                                    6.750    07/01/2009      500,000        501,900
  Massachusetts State Housing Finance Agency, Series A
    (AMBAC)                                               6.600    07/01/2014      300,000        313,701
  Massachusetts State Housing Finance Agency, Single
    Family Housing, Series 52 (MBIA)                      6.000    06/01/2014      300,000        301,221
  Massachusetts State Industrial Finance Agency, Solid
    Waste Disposal, Molten Metal Technology Project       8.250    08/01/2014      250,000        263,810
  Massachusetts State Water Pollution, Series 2           6.125    02/01/2008      525,000        565,010
  Massachusetts State Water Pollution Abatement Trust,
    New Bedford Loan Program, Series A                    5.700    02/01/2012      900,000        913,059
  Massachusetts State Water Resources Authority,
    Series B (MBIA)                                       5.000    12/01/2016      250,000        229,383
  Massachusetts State Water Resources Authority,
    Series B (MBIA)                                       4.000    12/01/2018    1,000,000        757,050
  Methuen, Massachusetts, General Obligation (FSA)        5.625    11/15/2015    1,000,000        996,840
  Springfield, Massachusetts, General Obligation
    (AMBAC)                                               5.300    08/01/2014      250,000        240,145
  Worcester, Massachusetts, Municipal Purpose Loan,
    Series A (AMBAC)                                      5.250    08/01/2012      300,000        287,385
 -----------------------------------------------------   ------     ----------    ---------   ------------
  TOTAL MUNICIPAL BONDS (Cost--$11,056,968)                                                    11,295,301
 -----------------------------------------------------   ------     ----------    ---------   ------------


PAGE 17

Keystone Massachusetts Tax Free Fund

SCHEDULE OF INVESTMENTS--September 30, 1996
(Unaudited)
                                                         Coupon     Maturity     Principal       Market
                                                          Rate        Date         Amount        Value
 -----------------------------------------------------   ------     ----------    ---------   ------------
  TEMPORARY TAX-EXEMPT INVESTMENTS (3.8%)
  Massachusetts State Health and Educational
    Facilities Authority, (Capital Assets Program),
    Series D (MBIA) (Cost--$435,000) (a)                  3.750%   01/01/2035     $435,000    $   435,000
 -----------------------------------------------------   ------     ----------    ---------   ------------
  TOTAL INVESTMENTS (Cost--$11,491,968)                                                        11,730,301
  OTHER ASSETS AND LIABILITIES--NET (-1.7%)                                                      (197,661)
 -----------------------------------------------------   ------     ----------    ---------   ------------
  NET ASSETS (100.0%)                                                                         $11,532,640
 -----------------------------------------------------   ------     ----------    ---------   ------------

(a) Variable or floating rate instruments with periodic demand features. The Fund is entitled to full payment of principal and accrued interest upon surrendering the security to the issuing agent according to the terms of the demand features.

LEGEND OF PORTFOLIO ABBREVIATIONS:
AMBAC--AMBAC Indemnity Corporation
FGIC--Federal Guaranty Insurance Company
MBIA--Municipal Bond Investors Assurance
FSA--Financial Security Assistance

See Notes to Financial Statements.

Keystone New York Insured Tax Free Fund

SCHEDULE OF INVESTMENTS--September 30, 1996
(Unaudited)

                                                         Coupon     Maturity     Principal       Market
                                                          Rate        Date         Amount        Value
 -----------------------------------------------------   ------     ----------    ---------   ------------
MUNICIPAL BONDS (97.0%)
  Albany County, New York, Public Improvements,
    Series B (FGIC)                                       5.600%   03/15/2014   $  590,000     $  585,256
  Buffalo, New York, General Obligation, Series E
    (AMBAC)                                               6.500    12/01/2022      465,000        503,214
  Commonwealth of Puerto Rico, General Obligation
    (MBIA)                                                7.000    07/01/2010    1,000,000      1,152,960
  Commonwealth of Puerto Rico, Highway &
    Transportation Authority, Series Y (FSA)              5.250    07/01/2015      500,000        479,735
  Erie County, New York, Water Authority, Fourth
    Resolution (AMBAC) (effective yield 7.30%) (b)        0.000    12/01/2017      770,000        168,846
  Hempstead Town, New York, General Obligation,
    Series B (FGIC)                                       5.625    02/01/2015      550,000        540,238
  Islip, New York Resources Recovery Agency, Electric
    Light and Power Improvements, Series B (AMBAC)        7.250    07/01/2011      100,000        117,482
  Metropolitan Transportation Authority, New York,
    Commuter Facilities, Series A (MBIA)                  6.125    07/01/2014    1,400,000      1,453,788
  Nassau County, New York, Combined Sewer District,
    Series B (FGIC)                                       6.000    05/01/2014      695,000        718,533
  New Rochelle, New York, General Obligation,
    Series B (MBIA)                                       6.150    08/15/2017      600,000        622,746
  New York City, New York, General Obligation,
    Series A                                              7.750    08/15/2015      250,000        275,597
  New York City, New York, General Obligation,
    Series H                                              5.750    03/15/2010      500,000        483,005
  New York City, New York, Municipal Water Finance
    Authority, Water and Sewer System, Series A (FGIC)    7.000    06/15/2015      695,000        761,435
  New York State Dormitory Authority, City University
    Systems (FGIC)                                        7.000    07/01/2009    1,200,000      1,385,352
  New York State Dormitory Authority, City University,
    2nd General Resources, Series A (FGIC)                5.375    07/01/2014    1,000,000        969,180
  New York State Dormitory Authority, City University,
    3rd General Resources, Series 2 (MBIA)                6.250    07/01/2019      450,000        465,849
  New York State Dormitory Authority, State University
    Dormitory Facilities, Series A (AMBAC)                5.300    07/01/2024      150,000        141,484
  New York State Dormitory Authority, State University
    Educational Facilities (AMBAC)                        5.875    05/15/2011      250,000        258,690
  New York State Dormitory Authority, State University
    Educational Facilities, Series A (FSA)                5.250    05/15/2015      600,000        574,452
  New York State Housing Finance Agency, Housing
    Project Mortgage, Series A (FSA)                      6.100    11/01/2015      750,000        750,548
  New York State Housing Finance Agency, Multi-family
    Mortgage, Series B (AMBAC)                            6.250    08/15/2014      875,000        884,940
  New York State Medical Care Facilities Finance
    Agency, Health Center Projects                        6.375    11/15/2019      250,000        258,935
  New York State Medical Care Facilities Finance
    Agency, Mental Health Services Facilities (FGIC)      6.375    08/15/2014    1,000,000      1,049,840
  New York State Thruway Authority, Highway & Bridge
    Trust Fund, Series B (MBIA)                           5.125    04/01/2015      500,000        470,585


PAGE 19

Keystone New York Insured Tax Free Fund

SCHEDULE OF INVESTMENTS--September 30, 1996
(Unaudited)
                                                         Coupon     Maturity     Principal       Market
                                                          Rate        Date         Amount        Value
 -----------------------------------------------------   ------     ----------    ---------   ------------
MUNICIPAL BONDS (continued)
  New York State Thruway Authority, Service Contract,
    Local Highway and Bridge                              5.750%   04/01/2009   $  250,000    $   245,753
  New York State Urban Development Corp., Correctional
    Capital Facilities (AMBAC) (effective yield 5.63%)
    (b)                                                   0.000    01/01/2010      500,000        237,500
  New York State Urban Development Corp., Correctional
    Capital Facilities, Series A                          6.500    01/01/2009      600,000        640,326
  New York State Urban Development Corp., Correctional
    Capital Facilities, Series A (FSA)                    6.500    01/01/2010    1,000,000      1,101,510
  New York State Urban Development Corp., Higher
    Education Technology Grants (MBIA)                    6.000    04/01/2010      500,000        516,460
  Niagara Falls, New York, Public Improvement (MBIA)      7.500    03/01/2014      700,000        851,991
  Niagara Falls, New York, Public Improvement (MBIA)      7.500    03/01/2016      750,000        913,402
  Niagara Falls, New York, Public Improvement (MBIA)      7.500    03/01/2017      750,000        912,802
  Niagara, New York, Frontier Transportation
    Authority, Greater Buffalo International Airport
    (AMBAC)                                               6.125    04/01/2014      100,000        103,179
  Port Authority of New York and New Jersey, Special
    Obligation, Special Project KIAC-4 (c)                6.750    10/01/2011    1,000,000      1,009,390
  Rochester, New York, General Obligation, Series A
    (AMBAC)                                               5.000    08/15/2018      140,000        130,630
  St. Lawrence County, New York Industrial Development
    Civic Facilities, St. Lawrence University
    Project-A (MBIA)                                      5.625    07/01/2013      250,000        250,162
  Suffolk County, New York, Industrial Development
    Agency, Southwest Sewer Systems (FGIC)                6.000    02/01/2008    1,000,000      1,061,720
  Triborough Bridge and Tunnel Authority, New York,
    General Purpose, Series X                             6.625    01/01/2012      805,000        906,358
 -----------------------------------------------------   ------     ----------    ---------   ------------
  TOTAL MUNICIPAL BONDS (Cost--$23,010,957)                                                    23,953,873
 -----------------------------------------------------   ------     ----------    ---------   ------------
  TEMPORARY TAX-EXEMPT INVESTMENTS (2.1%)
  New York City, New York, Municipal Water Finance
    Authority, Water and Sewer System, Series C (FGIC)
    (a)                                                   3.950    06/15/2022       20,000         20,000
  New York City, New York, Municipal Water Finance
    Authority, Water and Sewer System, Series C (FGIC)
    (a)                                                   3.950    06/15/2023      100,000        100,000
  New York City, New York, Sub Series B-2 (a)             3.950    08/15/2003      275,000        275,000
  New York City, New York, Sub Series A-5 (a)             3.950    08/01/2015      125,000        125,000
 -----------------------------------------------------   ------     ----------    ---------   ------------
  TOTAL TEMPORARY TAX-EXEMPT INVESTMENTS
    (Cost--$520,000)                                                                              520,000
 -----------------------------------------------------   ------     ----------    ---------   ------------
  TOTAL INVESTMENTS (Cost--$23,530,957)                                                        24,473,873
  OTHER ASSETS AND LIABILITIES--NET (0.9%)                                                        231,764
 -----------------------------------------------------   ------     ----------    ---------   ------------
  NET ASSETS (100.0%)                                                                         $24,705,637
 -----------------------------------------------------   ------     ----------    ---------   ------------

                                                        (Continued on next page)

Keystone New York Insured Tax Free Fund

(a) Variable or floating rate instruments with periodic demand features. The Fund is entitled to full payment of principal and accrued interest upon surrendering the security to the issuing agent according to the terms of the demand features.
(b) Effective yield (calculated at the date of purchase) is the yield at which the bond accretes on an accrual basis until maturity.
(c) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

LEGEND OF PORTFOLIO ABBREVIATIONS:
AMBAC--AMBAC Indemnity Corporation
FGIC--Federal Guaranty Insurance Company
FHA--Federal Housing Authority
FSA--Financial Security Assistance
MBIA--Municipal Bond Investors Assurance

See Notes to Financial Statements.

Keystone Pennsylvania Tax Free Fund

SCHEDULE OF INVESTMENTS--September 30, 1996
(Unaudited)

                                                         Coupon     Maturity      Principal        Market
                                                          Rate        Date         Amount          Value
 -----------------------------------------------------   ------     ----------    ----------   -------------
MUNICIPAL BONDS (98.2%)
  Allegheny County, Pennsylvania, Airport Revenue,
    Greater Pittsburgh International Airport              6.625%   01/01/2022    $1,750,000     $ 1,859,288
  Allegheny County, Pennsylvania, Finance Authority,
    Single Family Mortgage                                6.600    11/01/2014       975,000       1,014,760
  Allegheny County, Pennsylvania, Higher Education
    Building Authority, Duquesne University Project
    (AMBAC)                                               5.000    03/01/2016     2,000,000       1,827,700
  Allegheny County, Pennsylvania, Hospital Development
    Authority, Ohio Valley General Hospital               5.875    04/01/2011     1,500,000       1,426,650
  Allegheny County, Pennsylvania, Hospital Development
    Authority, Pittsburgh Mercy Health System (AMBAC)     5.625    08/15/2026     3,235,000       3,132,936
  Allegheny County, Pennsylvania, Industrial
    Development Authority, USX Corp.                      6.700    12/01/2019     2,000,000       2,059,300
  Allentown, Pennsylvania Area Hospital Authority,
    Sacred Heart Hospital of Allentown, Series A          6.750    11/15/2014     1,750,000       1,769,180
  Beaver County, Pennsylvania, Industrial Development
    Authority, Pollution Control, Ohio Edison Co.
    Project, Series A                                     7.750    09/01/2024     1,170,000       1,224,054
  Berks County, Pennsylvania, Capital Appreciation
    Second Series (FGIC) (effective yield 5.55%) (b)      0.000    05/15/2015     3,400,000       1,160,046
  Cambria County, Pennsylvania, General Obligation,
    Series A (FGIC)                                       6.625    08/15/2012     4,485,000       4,832,363
  Central Bucks, Pennsylvania School District,
    Series A                                              6.900    11/15/2013     1,000,000       1,121,870
  Chester County, Pennsylvania, Health and Education,
    The Chester County Hospital (MBIA)                    5.875    07/01/2016     2,000,000       2,008,240
  Commonwealth of Puerto Rico, Highway and
    Transportation Authority, Series Q                    7.750    07/01/2010       325,000         367,699
  Commonwealth of Puerto Rico, Highway and
    Transportation Authority, Series Y                    5.000    07/01/2036     3,150,000       2,747,335
  Commonwealth of Puerto Rico, Highway and
    Transportation Authority, Series Y                    5.500    07/01/2036     1,000,000         949,290
  Commonwealth of Puerto Rico, Linked Bond Payment
    Obligation (MBIA)                                     7.000    07/01/2010     3,500,000       4,035,360
  Delaware County, Pennsylvania, Industrial
    Development Authority, Pollution Control,
    Philadelphia Electric Co., Series A                   7.375    04/01/2021       850,000         907,741
  Delaware River Port Authority, Pennsylvania and New
    Jersey Revenue (FGIC)                                 5.400    01/01/2015     1,500,000       1,468,995
  Erie County, Pennsylvania, Industrial Development
    Authority, Environmental Improvement,
    International Paper Co. Project, Series A             7.625    11/01/2018       500,000         559,410
  Erie, Pennsylvania, City School District Capital
    Appreciation, Series A (effective yield 6.05%) (b)    0.000    05/01/2014     4,625,000       1,684,240
  Erie, Pennsylvania, City School District Capital
    Appreciation, Series A (effective yield 6.15%) (b)    0.000    05/01/2015     3,365,000       1,173,847

                                                        (Continued on next page)

PAGE 22

Keystone Pennsylvania Tax Free Fund

SCHEDULE OF INVESTMENTS--September 30, 1996
(Unaudited)
                                                         Coupon     Maturity      Principal        Market
                                                          Rate        Date         Amount          Value
 -----------------------------------------------------   ------     ----------    ----------   -------------
MUNICIPAL BONDS (continued)
  Horizon Hospital System Authority, Pennsylvania,
    Horizon Hospital System, Inc.                         6.350%   05/15/2026    $2,000,000     $ 1,935,180
  Lehigh County, Pennsylvania, General Purpose
    Authority, Good Shepherd Rehabilitation Hospital      7.500    11/15/2021     1,000,000       1,036,930
  Lehigh County, Pennsylvania, General Purpose
    Authority, Lehigh Valley Hospital, Series A (MBIA)    7.000    07/01/2016     1,250,000       1,436,138
  McKeesport, Pennsylvania, Area School District
    Capital Appreciation, Series B (effective yield
    6.25%) (b)                                            0.000    10/01/2015     2,000,000         649,360
  McKeesport, Pennsylvania, Hospital Authority
    Revenue, McKeesport Hospital Project                  6.500    07/01/2008     1,500,000       1,487,550
  Mon Valley, Pennsylvania, Sewage Revenue (MBIA)         6.550    11/01/2019     1,305,000       1,404,036
  Montgomery County, Pennsylvania, Industrial
    Development, Pollution Control, Philadelphia
    Electric Co.                                          7.600    04/01/2021       950,000       1,014,695
  Northumberland County, Pennsylvania, Commonwealth
    Lease (effective yield 6.82%) (b)                     0.000    10/15/2012     4,200,000       1,681,890
  Pennsylvania Economic Development Financing
    Authority, Northhampton Generator Project,
    Series A (c)                                          6.600    01/01/2019     2,450,000       2,385,001
  Pennsylvania Economic Development Financing
    Authority, Resources Recovery, Northhampton
    University Project (c)                                6.500    01/01/2013     2,200,000       2,148,916
  Pennsylvania Housing Finance Agency, Single Family
    Mortgage, Series 33                                   6.900    04/01/2017     1,000,000       1,040,160
  Pennsylvania Housing Finance Agency, Single Family
    Mortgage, Series 34 A (FHA/FNMA)                      6.850    04/01/2016     1,500,000       1,555,800
  Pennsylvania Housing Finance Agency, Single Family
    Mortgage, Series 40                                   6.800    10/01/2015       750,000         784,433
  Pennsylvania Housing Finance Agency, Single Family
    Mortgage, Series 50A                                  6.000    10/01/2013     1,840,000       1,849,053
  Pennsylvania Housing Finance Agency, Single Family
    Mortgage, Series 52B                                  6.250    10/01/2024     2,000,000       2,003,120
  Pennsylvania Intragovernmental Cooperation
    Authority, Special Tax, Philadelphia Funding
    Program (FGIC)                                        6.750    06/15/2021     1,000,000       1,122,140
  Pennsylvania State Industrial Development Authority,
    Economic Revenue Bonds (AMBAC)                        7.000    01/01/2006     1,500,000       1,698,855
  Pennsylvania State Industrial Development Authority,
    Economic Revenue Bonds (AMBAC)                        7.000    07/01/2006     1,000,000       1,138,170
  Pennsylvania State Higher Educational Facilities
    Authority, Health Services Revenue, Allegheny
    Delaware Valley Obligation (MBIA)                     5.600    11/15/2010     2,000,000       2,024,660
  Pennsylvania State Higher Educational Facilities
    Authority, Thomas Jefferson University, Series A      6.625    08/15/2009     1,450,000       1,563,375
  Philadelphia, Pennsylvania, Hospital & Higher
    Education Facilities, Albert Einstein Medical
    Center                                                7.625    04/01/2011     1,150,000       1,219,126
  Philadelphia, Pennsylvania, Water & Waste Water
    (MBIA)                                                6.250    08/01/2012     1,000,000       1,069,560


PAGE 23

Keystone Pennsylvania Tax Free Fund

SCHEDULE OF INVESTMENTS--September 30, 1996
(Unaudited)
                                                         Coupon     Maturity      Principal        Market
                                                          Rate        Date         Amount          Value
 -----------------------------------------------------   ------     ----------    ----------   -------------
MUNICIPAL BONDS (continued)
  Philadelphia, Pennsylvania, Water & Waste Water
    (MBIA)                                                5.600%   08/01/2018    $2,000,000     $ 1,945,720
  Pittsburgh, Pennsylvania, School District, Series A
    (AMBAC)                                               5.500    09/01/2016     1,000,000         969,180
 -----------------------------------------------------   ------     ----------    ----------   -------------
  TOTAL MUNICIPAL BONDS (Cost--$69,984,831)                                                      72,493,352
 -----------------------------------------------------   ------     ----------    ----------   -------------
  TEMPORARY TAX-EXEMPT INVESTMENTS (2.5%)
  Sayre County, Pennsylvania Health Care Facilities
    Authority, Variable Rate (VHA Pennsylvania Capital
    Financing Project) Series F (a)                       3.800    12/01/2020       110,000         110,000
  Sayre County, Pennsylvania Health Care Facilities
    Authority, Variable Rate (VHA Pennsylvania Capital
    Financing Project) Series K (a)                       3.800    12/01/2020     1,760,000       1,760,000
 -----------------------------------------------------   ------     ----------    ----------   -------------
  TOTAL TEMPORARY TAX-EXEMPT INVESTMENTS
    (Cost--$1,870,000)                                                                            1,870,000
 -----------------------------------------------------   ------     ----------    ----------   -------------
  TOTAL INVESTMENTS (Cost--$71,854,831)                                                          74,363,352
  OTHER ASSETS AND LIABILITIES--NET (-0.7%)                                                        (543,498)
 -----------------------------------------------------   ------     ----------    ----------   -------------
  NET ASSETS (100.0%)                                                                           $73,819,854
 -----------------------------------------------------   ------     ----------    ----------   -------------

(a) Variable or floating rate instruments with periodic demand features. The Fund is entitled to full payment of principal and accrued interest upon surrendering the security to the issuing agent according to the terms of the demand features.
(b) Effective yield (calculated at the date of purchase) is the yield at which the bond accretes on an accrual basis until maturity.
(c) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.See Notes to Financial Statements.

LEGEND OF PORTFOLIO ABBREVIATIONS:
AMBAC--AMBAC Indemnity Corporation
FGIC--Federal Guaranty Insurance Company
FHA--Federal Housing Authority
FNMA--Federal National Mortgage Association
MBIA--Municipal Bond Investors Assurance

See Notes to Financial Statements.

Keystone Florida Tax Free Fund

FINANCIAL HIGHLIGHTS--CLASS A SHARES
(For a share outstanding throughout each period)

                                                    Six Months
                                                       Ended                     Year Ended March 31,
                                                September 30, 1996     1996       1995    1994     1993     1992
 --------------------------------------------    ------------------   ------     -----   -----    -----     -----
                                                    (Unaudited)
Net asset value beginning of period                   $ 10.60         $ 10.33  $ 10.29  $ 10.94 $ 10.43   $ 10.17
 --------------------------------------------    ------------------   ------     -----   -----    -----     -----
Income from investment operations:
Net investment income                                    0.28            0.56     0.56     0.58    0.61      0.72
Net realized and unrealized gain (loss) on
  investments and closed futures contracts               (0.1)           0.27     0.07    (0.44)   0.64      0.30
 --------------------------------------------    ------------------   ------     -----   -----    -----     -----
Total from investment operations                         0.18            0.83     0.63     0.14    1.25      1.02
 --------------------------------------------    ------------------   ------     -----   -----    -----     -----
Less distributions from:
Net investment income                                   (0.28)          (0.54)   (0.56)   (0.58)  (0.61)    (0.72)
In excess of net investment income                          0           (0.02)   (0.03)   (0.05)  (0.03)        0
Net realized gain on investments                            0               0        0    (0.16)  (0.10)    (0.04)
 --------------------------------------------    ------------------   ------     -----   -----    -----     -----
Total distributions                                     (0.28)          (0.56)   (0.59)   (0.79)  (0.74)    (0.76)
 --------------------------------------------    ------------------   ------     -----   -----    -----     -----
Net asset value end of period                         $ 10.50         $ 10.60  $ 10.33  $ 10.29 $ 10.94   $ 10.43
 --------------------------------------------    ------------------   ------     -----   -----    -----     -----
Total return (c)                                         1.76%           8.16%    6.42%    1.01%  12.32%    10.34%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                          0.76%(a)(b)     0.76%(b) 0.75%    0.75%   0.68%     0.65%
 Total expenses excluding reimbursement                  0.92%(a)        0.92%    0.95%    1.00%   1.13%     1.21%
 Net investment income                                   5.33%(a)        5.32%    5.60%    5.16%   5.60%     6.82%
Portfolio turnover rate                                    57%             89%     129%     113%     95%       63%
 --------------------------------------------    ------------------   ------     -----   -----    -----     -----
Net assets end of period (thousands)                  $34,271         $37,286  $42,239  $45,150 $42,997   $29,258
 --------------------------------------------    ------------------   ------     -----   -----    -----     -----

(a) Annualized.
(b) Ratio of total expenses to average net assets for the six months ended September 30, 1996 and the year ended March 31, 1996 includes indirectly paid expenses; excluding indirectly paid expenses, the expense ratio would have been 0.75% and 0.75%, respectively.
(c) Excluding applicable sales charges.

See Notes to Financial Statements.

Keystone Florida Tax Free Fund

FINANCIAL HIGHLIGHTS--CLASS B SHARES
(For a share outstanding throughout each period)

                                                                                               February 1, 1993
                                                                                               (Date of Initial
                                           Six Months                                          Public Offering)
                                              Ended               Year Ended March 31,                to
                                       September 30, 1996      1996       1995       1994       March 31, 1993
-----------------------------------     ------------------   --------    -------    -------    -----------------
                                           (Unaudited)
Net asset value beginning of period          $ 10.48          $ 10.24    $ 10.27    $ 10.94         $10.81
-----------------------------------      -----------------      ------      -----     -----      ---------------
Income from investment operations:
Net investment income                           0.24             0.48       0.53       0.52           0.08
Net realized and unrealized gain
  (loss) on investments and closed
  futures contracts                            (0.10)            0.28       0.02      (0.47)          0.14
-----------------------------------      -----------------      ------      -----     -----      ---------------
Total from investment operations                0.14             0.76       0.55       0.05           0.22
-----------------------------------      -----------------      ------      -----     -----      ---------------
Less distributions from:
Net investment income                          (0.24)           (0.50)     (0.49)     (0.48)         (0.08)
In excess of net investment income                 0            (0.02)     (0.09)     (0.08)         (0.01)
Net realized gain on investments                   0                0          0      (0.16)             0
-----------------------------------      -----------------      ------      -----     -----      ---------------
Total distributions                            (0.24)           (0.52)     (0.58)     (0.72)         (0.09)
-----------------------------------      -----------------      ------      -----     -----      ---------------
Net asset value end of period                $ 10.38          $ 10.48    $ 10.24    $ 10.27         $10.94
-----------------------------------      -----------------      ------      -----     -----      ---------------
Total return (c)                                1.40%            7.48%      5.61%      0.19%          2.06%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                 1.50%(a)(b)      1.48%(b)   1.50%      1.50%          1.50%(a)
 Total expenses excluding
  reimbursement                                 1.68%(a)         1.68%      1.68%      1.74%          1.73%(a)
 Net investment income                          4.58%(a)         4.58%      4.81%      4.21%          4.00%(a)
Portfolio turnover rate                           57%              89%       129%       113%            95%
-----------------------------------      -----------------      ------      -----     -----      ---------------
Net assets end of period
  (thousands)                                $52,961          $54,433    $51,083    $19,984         $1,704
-----------------------------------      -----------------      ------      -----     -----      ---------------

(a) Annualized.
(b) Ratio of total expenses to average net assets for the six months ended September 30, 1996 and the year ended March 31, 1996 includes indirectly paid expenses; excluding indirectly paid expenses, the expense ratio would have been 1.50% and 1.47%, respectively.
(c) Excluding applicable sales charges.

See Notes to Financial Statements.

Keystone Florida Tax Free Fund

FINANCIAL HIGHLIGHTS--CLASS C SHARES
(For a share outstanding throughout each period)

                                                                                             February 1, 1993
                                                                                             (Date of Initial
                                          Six Months                                         Public Offering)
                                             Ended              Year Ended March 31,                to
                                         September 30,
                                             1996            1996        1995      1994       March 31, 1993
-----------------------------------    -----------------   --------    -------    -------    -----------------
                                          (Unaudited)
Net asset value beginning of period         $ 10.50         $ 10.26    $ 10.28    $ 10.93         $10.81
-----------------------------------      ---------------      ------      -----      -----     ---------------
Income from investment operations:
Net investment income                          0.23            0.48       0.47       0.51           0.07
Net realized and unrealized gain
  (loss) on investments and closed
  futures contracts                           (0.09)           0.28       0.08      (0.45)          0.14
-----------------------------------      ---------------      ------      -----      -----     ---------------
Total from investment operations               0.14            0.76       0.55       0.06           0.21
-----------------------------------      ---------------      ------      -----      -----     ---------------
Less distributions from:
Net investment income                         (0.24)          (0.50)     (0.49)     (0.49)         (0.07)
In excess of net investment income                0           (0.02)     (0.08)     (0.06)         (0.02)
Net realized gain on investments                  0               0          0      (0.16)             0
-----------------------------------      ---------------      ------      -----      -----     ---------------
Total distributions                           (0.24)          (0.52)     (0.57)     (0.71)         (0.09)
-----------------------------------      ---------------      ------      -----      -----     ---------------
Net asset value end of period               $ 10.40         $ 10.50    $ 10.26    $ 10.28         $10.93
-----------------------------------      ---------------      ------      -----      -----     ---------------
Total return (c)                               1.40%           7.47%      5.61%      0.27%          1.95%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                1.50%(a)(b)     1.48%(b)   1.50%      1.50%          1.50%(a)
 Total expenses excluding
  reimbursement                                1.68%(a)        1.68%      1.70%      1.84%          1.63%(a)
 Net investment income                         4.58%(a)        4.60%      4.86%      4.26%          2.95%(a)
Portfolio turnover rate                          57%             89%       129%       113%            95%
-----------------------------------      ---------------      ------      -----      -----     ---------------
Net assets end of period
  (thousands)                               $11,211         $11,795    $12,831    $13,096         $1,987
-----------------------------------      ---------------      ------      -----      -----     ---------------

(a) Annualized.
(b) Ratio of total expenses to average net assets for the six months ended September 30, 1996 and the year ended March 31, 1996 includes indirectly paid expenses; excluding indirectly paid expenses, the expense ratio would have been 1.50% and 1.47%, respectively.
(c) Excluding applicable sales charges.

See Notes to Financial Statements.

Keystone Massachusetts Tax Free Fund

FINANCIAL HIGHLIGHTS--CLASS A SHARES
(For a share outstanding throughout each period)

                                                    Six Months                               February 4, 1994
                                                      Ended                                  (Commencement of
                                                  September 30,      Year Ended March 31,     Operations) to
                                                       1996            1996       1995        March 31, 1994
 --------------------------------------------   -----------------   --------    --------    -----------------
                                                   (Unaudited)
Net asset value beginning of period                   $ 9.29          $ 9.19     $ 9.17           $10.00
 --------------------------------------------     ---------------      ------      ------      ---------------
Income from investment operations:
Net investment income                                   0.24            0.51       0.53             0.08
Net realized and unrealized gain (loss) on
  investments and closed futures contracts             (0.08)           0.09       0.02            (0.82)
 --------------------------------------------     ---------------      ------      ------      ---------------
Total from investment operations                        0.16            0.60       0.55            (0.74)
 --------------------------------------------     ---------------      ------      ------      ---------------
Less distributions from:
Net investment income                                  (0.25)          (0.48)     (0.53)           (0.08)
In excess of net investment income                         0           (0.02)         0            (0.01)
 --------------------------------------------     ---------------      ------      ------      ---------------
Total distributions                                    (0.25)          (0.50)     (0.53)           (0.09)
 --------------------------------------------     ---------------      ------      ------      ---------------
Net asset value end of period                         $ 9.20          $ 9.29     $ 9.19           $ 9.17
 --------------------------------------------     ---------------      ------      ------      ---------------
Total return (c)                                        1.80%           6.64%      6.23%           (7.40%)
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                         0.76%(a)(b)     0.75%(b)   0.46%            0.35%(a)
 Total expenses excluding reimbursement                 1.73%(a)        1.59%      1.93%            3.22%(a)
 Net investment income                                  5.26%(a)        5.36%      5.90%            5.07%(a)
Portfolio turnover rate                                   74%            165%        77%               7%
 --------------------------------------------     ---------------      ------      ------      ---------------
Net assets end of period (thousands)                  $1,909          $1,786     $1,974           $1,472
 --------------------------------------------     ---------------      ------      ------      ---------------

(a) Annualized.
(b) Ratio of total expenses to average net assets for the six months ended September 30, 1996 and the year ended March 31, 1996 includes indirectly paid expenses; excluding indirectly paid expenses, the expense ratio would have been 0.75% and 0.74%, respectively.
(c) Excluding applicable sales charges.

See Notes to Financial Statements.

Keystone Massachusetts Tax Free Fund

FINANCIAL HIGHLIGHTS--CLASS B SHARES
(For a share outstanding throughout each period)

                                                    Six Months                               February 4, 1994
                                                      Ended                                  (Commencement of
                                                  September 30,      Year Ended March 31,     Operations) to
                                                       1996            1996       1995        March 31, 1994
 --------------------------------------------   -----------------   --------    --------    -----------------
                                                   (Unaudited)
Net asset value beginning of period                   $ 9.22          $ 9.15     $ 9.19           $10.00
 --------------------------------------------   -----------------   --------    --------    -----------------
Income from investment operations:
Net investment income                                   0.21            0.43       0.48             0.08
Net realized and unrealized gain (loss) on
 investments and closed futures contracts              (0.08)           0.09      (0.01)           (0.80)
 --------------------------------------------   -----------------   --------    --------    -----------------
Total from investment operations                        0.13            0.52       0.47            (0.72)
 --------------------------------------------   -----------------   --------    --------    -----------------
Less distributions from:
Net investment income                                  (0.22)          (0.43)     (0.47)           (0.07)
In excess of net investment income                         0           (0.02)     (0.04)           (0.02)
 --------------------------------------------   -----------------   --------    --------    -----------------
Total distributions                                    (0.22)          (0.45)     (0.51)           (0.09)
 --------------------------------------------   -----------------   --------    --------    -----------------
Net asset value end of period                         $ 9.13          $ 9.22     $ 9.15           $ 9.19
 --------------------------------------------   -----------------   --------    --------    -----------------
Total return (c)                                        1.41%           5.77%      5.41%           (7.20%)
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                         1.50%(a)(b)     1.49%(b)   1.24%            1.10%(a)
 Total expenses excluding reimbursement                 2.50%(a)        2.38%      2.68%            4.60%(a)
 Net investment income                                  4.52%(a)        4.60%      5.15%            3.23%(a)
Portfolio turnover rate                                   74%            165%        77%               7%
 --------------------------------------------   -----------------   --------    --------    -----------------
Net assets end of period (thousands)                  $7,429          $7,274     $6,169           $1,817
 --------------------------------------------   -----------------   --------    --------    -----------------

(a) Annualized.
(b) Ratio of total expenses to average net assets for the six months ended September 30, 1996 and the year ended March 31, 1996 includes indirectly paid expenses; excluding indirectly paid expenses, the expense ratio would have been 1.50% and 1.48%, respectively.
(c) Excluding applicable sales charges.

See Notes to Financial Statements.

Keystone Massachusetts Tax Free Fund

FINANCIAL HIGHLIGHTS--CLASS C SHARES
(For a share outstanding throughout each period)

                                                    Six Months                               February 4, 1994
                                                      Ended                                  (Commencement of
                                                  September 30,      Year Ended March 31,     Operations) to
                                                       1996            1996       1995        March 31, 1994
 --------------------------------------------   -----------------   --------    --------    -----------------
                                                   (Unaudited)
Net asset value beginning of period                   $ 9.22          $ 9.14     $ 9.19           $10.00
 --------------------------------------------   -----------------   --------    --------    -----------------
Income from investment operations:
Net investment income                                   0.20            0.43       0.48             0.08
Net realized and unrealized gain (loss) on
 investments and closed futures contracts              (0.07)           0.10      (0.02)           (0.80)
 --------------------------------------------   -----------------   --------    --------    -----------------
Total from investment operations                        0.13            0.53       0.46            (0.72)
 --------------------------------------------   -----------------   --------    --------    -----------------
Less distributions from:
Net investment income                                  (0.22)          (0.43)     (0.47)           (0.07)
In excess of net investment income                         0           (0.02)     (0.04)           (0.02)
 --------------------------------------------   -----------------   --------    --------    -----------------
Total distributions                                    (0.22)          (0.45)     (0.51)           (0.09)
 --------------------------------------------   -----------------   --------    --------    -----------------
Net asset value end of period                         $ 9.13          $ 9.22     $ 9.14           $ 9.19
 --------------------------------------------   -----------------   --------    --------    -----------------
Total return (c)                                        1.41%           5.89%      5.20%           (7.21%)
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                         1.51%(a)(b)     1.49%(b)   1.23%            1.10%(a)
 Total expenses excluding reimbursement                 2.50%(a)        2.39%      2.68%            4.91%(a)
 Net investment income                                  4.52%(a)        4.60%      5.11%            4.28%(a)
Portfolio turnover rate                                   74%            165%        77%               7%
 --------------------------------------------   -----------------   --------    --------    -----------------
Net assets end of period (thousands)                  $2,195          $2,303     $1,971           $  369
 --------------------------------------------   -----------------   --------    --------    -----------------

(a) Annualized.
(b) Ratio of total expenses to average net assets for the six months ended September 30, 1996 and the year ended March 31, 1996 includes indirectly paid expenses; excluding indirectly paid expenses, the expense ratio would have been 1.50% and 1.48%, respectively.
(c) Excluding applicable sales charges.

See Notes to Financial Statements.

Keystone New York Insured Tax Free Fund

FINANCIAL HIGHLIGHTS--CLASS A SHARES
(For a share outstanding throughout each period)

                                                    Six Months                               February 4, 1994
                                                      Ended                                  (Commencement of
                                                  September 30,      Year Ended March 31,     Operations) to
                                                       1996            1996       1995        March 31, 1994
 --------------------------------------------   -----------------   --------    --------    -----------------
                                                   (Unaudited)
Net asset value beginning of period                   $ 9.67          $ 9.44     $ 9.32           $10.00
 --------------------------------------------   -----------------   --------    --------    -----------------
Income from investment operations:
Net investment income                                   0.25            0.48       0.52             0.09
Net realized and unrealized gain (loss) on
 investments and closed futures contracts                  0            0.24       0.12            (0.68)
 --------------------------------------------   -----------------   --------    --------    -----------------
Total from investment operations                        0.25            0.72       0.64            (0.59)
 --------------------------------------------   -----------------   --------    --------    -----------------
Less distributions from:
Net investment income                                  (0.25)          (0.47)     (0.52)           (0.08)
In excess of net investment income                         0           (0.02)         0            (0.01)
 --------------------------------------------   -----------------   --------    --------    -----------------
Total distributions                                    (0.25)          (0.49)     (0.52)           (0.09)
 --------------------------------------------   -----------------   --------    --------    -----------------
Net asset value end of period                         $ 9.67          $ 9.67     $ 9.44           $ 9.32
 --------------------------------------------   -----------------   --------    --------    -----------------
Total return (c)                                        2.59%           7.73%      7.08%           (5.91%)
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                         0.76%(a)(b)     0.75%(b)   0.50%            0.35%(a)
 Total expenses excluding reimbursement                 1.29%(a)        1.31%      1.59%            4.44%(a)
 Net investment income                                  5.03%(a)        4.95%      5.48%            3.85%(a)
Portfolio turnover rate                                   40%             53%        77%              14%
 --------------------------------------------   -----------------   --------    --------    -----------------
Net assets end of period (thousands)                  $4,085          $3,947     $3,323           $  680
 --------------------------------------------   -----------------   --------    --------    -----------------

(a) Annualized.
(b) Ratio of total expenses to average net assets for the six months ended September 30, 1996 and the year ended March 31, 1996 includes indirectly paid expenses; excluding indirectly paid expenses, the expense ratio would have been 0.75% and 0.74%, respectively.
(c) Excluding applicable sales charges.

See Notes to Financial Statements.

Keystone New York Insured Tax Free Fund

FINANCIAL HIGHLIGHTS--CLASS B SHARES
(For a share outstanding throughout each period)

                                                    Six Months                               February 4, 1994
                                                      Ended                                  (Commencement of
                                                  September 30,      Year Ended March 31,     Operations) to
                                                       1996            1996       1995        March 31, 1994
 --------------------------------------------   -----------------   --------    --------    -----------------
                                                   (Unaudited)
Net asset value beginning of period                  $  9.59         $  9.38     $  9.32          $10.00
 --------------------------------------------   -----------------   --------    --------    -----------------
Income from investment operations:
Net investment income                                   0.21            0.41        0.47            0.08
Net realized and unrealized gain (loss) on
 investments and closed futures contracts                  0            0.24        0.09           (0.67)
 --------------------------------------------   -----------------   --------    --------    -----------------
Total from investment operations                        0.21            0.65        0.56           (0.59)
 --------------------------------------------   -----------------   --------    --------    -----------------
Less distributions from:
Net investment income                                  (0.21)          (0.42)      (0.45)          (0.06)
In excess of net investment income                         0           (0.02)      (0.05)          (0.03)
 --------------------------------------------   -----------------   --------    --------    -----------------
Total distributions                                    (0.21)          (0.44)      (0.50)          (0.09)
 --------------------------------------------   -----------------   --------    --------    -----------------
Net asset value end of period                        $  9.59         $  9.59     $  9.38          $ 9.32
 --------------------------------------------   -----------------   --------    --------    -----------------
Total return (c)                                        2.23%           7.02%       6.28%          (5.91%)
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                         1.51%(a)(b)     1.50%(b)    1.25%           1.10%(a)
 Total expenses excluding reimbursement                 2.04%(a)        2.05%       2.35%           5.60%(a)
 Net investment income                                  4.28%(a)        4.19%       4.78%           3.01%(a)
Portfolio turnover rate                                   40%             53%         77%             14%
 --------------------------------------------   -----------------   --------    --------    -----------------
Net assets end of period (thousands)                 $18,412         $17,151     $11,907          $2,276
 --------------------------------------------   -----------------   --------    --------    -----------------

(a) Annualized.
(b) Ratio of total expenses to average net assets for the six months ended September 30, 1996 and the year ended March 31, 1996 includes indirectly paid expenses; excluding indirectly paid expenses, the expense ratio would have been 1.50% and 1.48%, respectively.
(c) Excluding applicable sales charges.

See Notes to Financial Statements.

Keystone New York Insured Tax Free Fund

FINANCIAL HIGHLIGHTS--CLASS C SHARES
(For a share outstanding throughout each period)

                                                    Six Months                               February 4, 1994
                                                      Ended                                  (Commencement of
                                                  September 30,      Year Ended March 31,     Operations) to
                                                       1996            1996        1995       March 31, 1994
 --------------------------------------------   -----------------    --------    --------   -----------------
                                                   (Unaudited)
Net asset value beginning of period                   $ 9.58          $ 9.37      $ 9.31          $10.00
 --------------------------------------------   -----------------    --------    --------   -----------------
Income from investment operations:
Net investment income                                   0.20            0.41        0.48            0.07
Net realized and unrealized gain (loss) on
 investments and closed futures contracts               0.01            0.24        0.07           (0.67)
 --------------------------------------------   -----------------    --------    --------   -----------------
Total from investment operations                        0.21            0.65        0.55           (0.60)
 --------------------------------------------   -----------------    --------    --------   -----------------
Less distributions from:
Net investment income                                  (0.21)          (0.42)      (0.46)          (0.07)
In excess of net investment income                         0           (0.02)      (0.03)          (0.02)
 --------------------------------------------   -----------------    --------    --------   -----------------
Total distributions                                    (0.21)          (0.44)      (0.49)          (0.09)
 --------------------------------------------   -----------------    --------    --------   -----------------
Net asset value end of period                         $ 9.58          $ 9.58      $ 9.37          $ 9.31
 --------------------------------------------   -----------------    --------    --------   -----------------
Total return (c)                                        2.23%           7.02%       6.18%          (6.02%)
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                         1.51%(a)(b)     1.50%(b)    1.26%           1.10%(a)
 Total expenses excluding reimbursement                 2.01%(a)        2.07%       2.32%           5.13%(a)
 Net investment income                                  4.28%(a)        4.24%       4.88%           3.71%(a)
Portfolio turnover rate                                   40%             53%         77%             14%
 --------------------------------------------   -----------------    --------    --------   -----------------
Net assets end of period (thousands)                  $2,208          $2,296      $2,890          $  255
 --------------------------------------------   -----------------    --------    --------   -----------------

(a) Annualized.
(b) Ratio of total expenses to average net assets for the six months ended September 30, 1996 and the year ended March 31, 1996 includes indirectly paid expenses; excluding indirectly paid expenses, the expense ratio would have been 1.50% and 1.48%, respectively.
(c) Excluding applicable sales charges.

See Notes to Financial Statements.

Keystone Pennsylvania Tax Free Fund

FINANCIAL HIGHLIGHTS--CLASS A SHARES
(For a share outstanding throughout each period)

                                          Six Months
                                             Ended
                                         September 30,                     Year Ended March 31,
                                             1996            1996        1995      1994       1993       1992
-----------------------------------    -----------------   --------    -------    -------   -------     -------
                                          (Unaudited)
Net asset value beginning of period         $ 11.15         $ 10.91    $ 11.01    $ 11.42    $ 10.71    $ 10.25
-----------------------------------      ---------------      ------      -----      -----     -----     ------
Income from investment operations:
Net investment income                          0.30            0.60       0.61       0.62       0.63       0.74
Net realized and unrealized gain
  (loss) on investments and closed
  futures contracts                               0            0.23      (0.09)     (0.30)      0.75       0.46
-----------------------------------      ---------------      ------      -----      -----     -----     ------
Total from investment operations               0.30            0.83       0.52       0.32       1.38       1.20
-----------------------------------      ---------------      ------      -----      -----     -----     ------
Less distributions from:
Net investment income                         (0.29)          (0.57)     (0.61)     (0.62)     (0.63)     (0.74)
In excess of net investment income                0           (0.02)     (0.01)     (0.04)     (0.02)         0
Net realized gain on investments                  0               0          0      (0.06)     (0.02)         0
In excess of net realized gain on
  investments                                     0               0          0      (0.01)         0          0
-----------------------------------      ---------------      ------      -----      -----     -----     ------
Total distributions                           (0.29)          (0.59)     (0.62)     (0.73)     (0.67)     (0.74)
-----------------------------------      ---------------      ------      -----      -----     -----     ------
Net asset value, end of period              $ 11.16         $ 11.15    $ 10.91    $ 11.01    $ 11.42    $ 10.71
-----------------------------------      ---------------      ------      -----      -----     -----     ------
Total return (c)                               2.78%           7.66%      4.91%      2.58%     13.30%     12.07%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                0.76%(a)(b)     0.76%(b)   0.75%      0.75%      0.68%      0.65%
 Total expenses excluding
  reimbursement                                1.02%(a)        0.99%      1.05%      1.06%      1.16%      1.68%
 Net investment income                         5.35%(a)        5.29%      5.65%      5.27%      5.66%      6.92%
Portfolio turnover rate                          50%             55%        97%        37%        20%        13%
-----------------------------------      ---------------      ------      -----      -----     -----     ------
Net assets end of period
  (thousands)                               $27,002         $28,710    $30,450    $30,560    $35,502    $12,914
-----------------------------------      ---------------      ------      -----      -----     -----     ------

(a) Annualized.
(b) Ratio of total expenses to average net assets for the six months ended September 30, 1996 and the year ended March 31, 1996 includes indirectly paid expenses; excluding indirectly paid expenses, the expense ratio would have been 0.75% and 0.75%, respectively.
(c) Excluding applicable sales charges.

See Notes to Financial Statements.

Keystone Pennsylvania Tax Free Fund

FINANCIAL HIGHLIGHTS--CLASS B SHARES
(For a share outstanding throughout each period)

                                          Six Months                                          February 1, 1993
                                             Ended                                            (Date of Initial
                                         September 30,          Year Ended March 31,        Public Offering) to
                                             1996            1996        1995      1994        March 31, 1993
-----------------------------------    -----------------   --------    -------    -------   -------------------
                                          (Unaudited)
Net asset value beginning of period         $ 11.00         $ 10.81    $ 10.98    $ 11.42          $11.20
-----------------------------------      ---------------      ------      -----      -----    -----------------
Income from investment operations:
Net investment income                          0.25            0.51       0.54       0.56            0.08
Net realized and unrealized gain
  (loss) on investments and closed
  futures contracts                            0.02            0.22      (0.10)     (0.34)           0.24
-----------------------------------      ---------------      ------      -----      -----    -----------------
Total from investment operations               0.27            0.73       0.44       0.22            0.32
-----------------------------------      ---------------      ------      -----      -----    -----------------
Less distributions from:
Net investment income                         (0.25)          (0.52)     (0.53)     (0.52)          (0.08)
In excess of net investment income                0           (0.02)     (0.08)     (0.07)          (0.02)
Net realized gain on investments                  0               0          0      (0.03)              0
In excess of net realized gain on
  investments                                     0               0          0      (0.04)              0
-----------------------------------      ---------------      ------      -----      -----    -----------------
Total distributions                           (0.25)          (0.54)     (0.61)     (0.66)          (0.10)
-----------------------------------      ---------------      ------      -----      -----    -----------------
Net asset value, end of period              $ 11.02         $ 11.00    $ 10.81    $ 10.98          $11.42
-----------------------------------      ---------------      ------      -----      -----    -----------------
Total return (c)                               2.50%           6.84%      4.15%      1.70%           2.82%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                1.51%(a)(b)     1.48%(b)   1.50%      1.50%           1.50%(a)
 Total expenses excluding
  reimbursement                                1.77%(a)        1.74%      1.80%      1.81%           1.69%(a)
 Net investment income                         4.60%(a)        4.55%      4.89%      4.32%           3.44%(a)
Portfolio turnover rate                          50%             55%        97%        37%             20%
-----------------------------------      ---------------      ------      -----      -----    -----------------
Net assets end of period
  (thousands)                               $38,648         $37,719    $30,657    $21,958          $2,543
-----------------------------------      ---------------      ------      -----      -----    -----------------

(a) Annualized.
(b) Ratio of total expenses to average net assets for the six months ended September 30, 1996 and the year ended March 31, 1996 includes indirectly paid expenses; excluding indirectly paid expenses, the expense ratios would have been 1.50% and 1.47%, respectively.
(c) Excluding applicable sales charges.

See Notes to Financial Statements.

Keystone Pennsylvania Tax Free Fund

FINANCIAL HIGHLIGHTS--CLASS C SHARES
(For a share outstanding throughout each period)

                                          Six Months                                        February 1, 1993
                                             Ended                                          (Date of Initial
                                         September 30,         Year Ended March 31,       Public Offering) to
                                             1996            1996       1995      1994       March 31, 1993
-----------------------------------    -----------------   --------    ------    ------   -------------------
                                          (Unaudited)
Net asset value beginning of period         $11.03          $10.83     $11.00    $11.42          $11.20
-----------------------------------      ---------------      ------     ----     ----      -----------------
Income from investment operations:
Net investment income                         0.24            0.51       0.53      0.54            0.07
Net realized and unrealized gain
  (loss) on investments and closed
  futures contracts                           0.03            0.23      (0.10)    (0.32)           0.24
-----------------------------------      ---------------      ------     ----     ----      -----------------
Total from investment operations              0.27            0.74       0.43      0.22            0.31
-----------------------------------      ---------------      ------     ----     ----      -----------------
Less distributions from:
Net investment income                        (0.25)          (0.52)     (0.53)    (0.52)          (0.07)
In excess of net investment income               0           (0.02)     (0.07)    (0.05)          (0.02)
Net realized gain on investments                 0               0          0     (0.03)              0
In excess of net realized gain on
  investments                                    0               0          0     (0.04)              0
-----------------------------------      ---------------      ------     ----     ----      -----------------
Total distributions                          (0.25)          (0.54)     (0.60)    (0.64)          (0.09)
-----------------------------------      ---------------      ------     ----     ----      -----------------
Net asset value, end of period              $11.05          $11.03     $10.83    $11.00          $11.42
-----------------------------------      ---------------      ------     ----     ----      -----------------
Total return (c)                              2.49%           6.92%      4.05%     1.78%           2.81%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                               1.51%(a)(b)     1.48%(b)   1.50%     1.50%           1.50%(a)
 Total expenses excluding
  reimbursement                               1.77%(a)        1.74%      1.80%     1.90%           1.60%(a)
 Net investment income                        4.61%(a)        4.57%      4.90%     4.33%           2.50%(a)
Portfolio turnover rate                         50%             55%        97%       37%             20%
-----------------------------------      ---------------      ------     ----     ----      -----------------
Net assets end of period
  (thousands)                               $8,169          $9,675     $9,559    $9,385          $  952
-----------------------------------      ---------------      ------     ----     ----      -----------------

(a) Annualized.
(b) Ratio of total expenses to average net assets for the six months ended September 30, 1996 and the year ended March 31, 1996 includes indirectly paid expenses; excluding indirectly paid expenses, the expense ratio would have been 1.50% and 1.47%, respectively.
(c) Excluding applicable sales charges.

See Notes to Financial Statements.

Keystone State Tax Free Fund

STATEMENTS OF ASSETS AND LIABILITIES
September 30, 1996
(Unaudited)

                                                                            New York
                                          Florida       Massachusetts        Insured        Pennsylvania
                                       Tax Free Fund    Tax Free Fund     Tax Free Fund     Tax Free Fund
-----------------------------------     -------------    -------------    -------------    ---------------
Assets
  Investments at market value
    (identified cost--$93,725,859,
    $11,491,968, $23,530,957 and
    $71,854,831, respectively)          $96,876,504      $11,730,301       $24,473,873       $74,363,352
  Cash                                        1,987            4,049                10             4,100
  Receivable for:
   Investments sold                       1,019,317                0                 0         1,110,798
   Fund shares sold                          10,000                0             8,448                 0
   Interest                               2,019,839          148,141           331,129         1,141,092
  Due from Investment Adviser                14,888            8,690             9,167            14,291
  Unamortized organization expenses               0            5,595             1,475                 0
  Prepaid expenses and other assets           2,262              150               270             1,604
   ---------------------------------      ----------        ----------       ----------        -----------
   Total assets                          99,944,797       11,896,926        24,824,372        76,635,237
   ---------------------------------      ----------        ----------       ----------        -----------
Liabilities
  Payable for:
   Investments purchased                  1,004,951          305,250                 0         2,472,223
   Fund shares redeemed                      74,501                0             4,946            21,235
   Distributions to shareholders            401,133           45,705            92,132           291,469
  Distribution fee payable                    5,824              149             1,439             2,048
  Due to related parties                      2,242            1,317             2,507             6,624
  Other accrued expenses                     13,525           11,865            17,711            21,784
   ---------------------------------      ----------        ----------       ----------        -----------
   Total liabilities                      1,502,176          364,286           118,735         2,815,383
   ---------------------------------      ----------        ----------       ----------        -----------
  Net assets                            $98,442,621      $11,532,640       $24,705,637       $73,819,854
   ---------------------------------      ----------        ----------       ----------        -----------
  Net assets represented by
   Paid-in capital                      $99,545,698      $11,712,105       $24,109,623       $74,040,673
   Accumulated distributions in
    excess of net  investment
    income                                 (482,928)         (15,962)          (51,931)         (214,167)
   Accumulated net realized loss on
    investments                          (3,770,794)        (401,836)         (294,971)       (2,515,173)
   Net unrealized appreciation on
    investments                           3,150,645          238,333           942,916         2,508,521
   ---------------------------------      ----------        ----------       ----------        -----------
    Total net assets                    $98,442,621      $11,532,640       $24,705,637       $73,819,854
   ---------------------------------      ----------        ----------       ----------        -----------
  Net assets consists of
   Class A                              $34,271,322      $ 1,908,558       $ 4,085,325       $27,002,343
   Class B                               52,960,563        7,429,124        18,412,361        38,648,318
   Class C                               11,210,736        2,194,958         2,207,951         8,169,193
   ---------------------------------      ----------        ----------       ----------        -----------
                                        $98,442,621      $11,532,640       $24,705,637       $73,819,854
   ---------------------------------      ----------        ----------       ----------        -----------
  Shares outstanding (Note 2)
   Class A                                3,262,649          207,514           422,303         2,418,762
   Class B                                5,100,921          813,305         1,920,654         3,508,440
   Class C                                1,077,851          240,495           230,375           739,505
   ---------------------------------      ----------        ----------       ----------        -----------
  Net asset value per share
   Class A                                   $10.50            $9.20             $9.67            $11.16
   ---------------------------------      ----------        ----------       ----------        -----------
   Class A--Offering price (based
    on sales charge of 4.75%)                $11.02            $9.66            $10.15            $11.72
   ---------------------------------      ----------        ----------       ----------        -----------
   Class B                                   $10.38            $9.13             $9.59            $11.02
   ---------------------------------      ----------        ----------       ----------        -----------
   Class C                                   $10.40            $9.13             $9.58            $11.05
   ---------------------------------      ----------        ----------       ----------        -----------

See Notes to Financial Statements.

Keystone State Tax Free Fund

STATEMENTS OF OPERATIONS
Six months ended September 30, 1996
(Unaudited)

                                                                            New York
                                          Florida       Massachusetts        Insured        Pennsylvania
                                       Tax Free Fund    Tax Free Fund     Tax Free Fund     Tax Free Fund
-----------------------------------     -------------    -------------    -------------    ---------------
Investment income
  Interest                              $ 3,053,130       $ 339,961         $ 692,346        $2,274,816
Expenses (Notes 4, 5 and 6)
  Management fee                            262,960          30,996            65,742           198,586
  Transfer agent fees                        54,308           7,532            16,160            55,616
  Custodian fees                             34,422          14,056            18,133            32,037
  Accounting                                 12,009          11,460            11,263            11,316
  Auditing                                    5,270           6,342             6,036             6,140
  Legal                                       4,345           4,561             5,651             8,766
  Printing                                    5,895           6,575             6,564             5,737
  Registration fees                           8,461           6,165             4,983             3,740
  Amortization of organization
    expenses                                      0           1,154               304                 0
  Distribution Plan expenses                317,377          43,859            92,754           230,012
  Other expenses                              3,694           1,499             1,456             3,994
  Reimbursement from Investment
    Adviser                                 (85,511)        (55,953)          (63,085)          (98,662)
   ---------------------------------      ----------        ----------       ----------        -----------
   Total expenses                           623,230          78,246           165,961           457,282
  Less: Indirectly paid expenses             (4,137)           (465)           (1,421)           (3,602)
   ---------------------------------      ----------        ----------       ----------        -----------
   Net expenses                             619,093          77,781           164,540           453,680
   ---------------------------------      ----------        ----------       ----------        -----------
  Net investment income                   2,434,037         262,180           527,806         1,821,136
   ---------------------------------      ----------        ----------       ----------        -----------
Net realized and unrealized gain
 (loss) on investments  and closed
 futures contracts (Note 3)
  Realized gain (loss) on:
   Investments                           (1,432,050)       (243,460)         (108,925)          221,572
   Closed futures contracts                (118,494)        (41,328)          (94,601)         (442,656)
   ---------------------------------      ----------        ----------       ----------        -----------
  Net realized loss on investments
    and closed
    futures contracts                    (1,550,544)       (284,788)         (203,526)         (221,084)
  Net change in unrealized
    appreciation on investments             645,888         191,409           230,249           281,809
   ---------------------------------      ----------        ----------       ----------        -----------
  Net realized and unrealized gain
    (loss) on investments and
    closed futures contracts               (904,656)        (93,379)           26,723            60,725
   ---------------------------------      ----------        ----------       ----------        -----------
  Net increase in net assets
    resulting from operations           $ 1,529,381       $ 168,801         $ 554,529        $1,881,861
   ---------------------------------      ----------        ----------       ----------        -----------

See Notes to Financial Statements.

Keystone State Tax Free Fund

STATEMENTS OF CHANGES IN NET ASSETS
Six months ended September 30, 1996
(Unaudited)

                                                                            New York
                                          Florida       Massachusetts        Insured        Pennsylvania
                                       Tax Free Fund    Tax Free Fund     Tax Free Fund     Tax Free Fund
-----------------------------------     -------------    -------------    -------------    ---------------
Operations
  Net investment income                 $  2,434,037     $   262,180       $   527,806       $ 1,821,136
  Net realized loss on investments
    and closed futures contracts          (1,550,544)       (284,788)         (203,526)         (221,084)
  Net change in unrealized
    appreciation on investments              645,888         191,409           230,249           281,809
   ---------------------------------      ----------        ----------       ----------        -----------
    Net increase in net assets
     resulting from operations             1,529,381         168,801           554,529         1,881,861
   ---------------------------------      ----------        ----------       ----------        -----------
Distributions to shareholders from (Note 1)
  Net investment income:
   Class A                                  (955,728)        (49,856)         (100,912)         (741,534)
   Class B                                (1,259,758)       (172,392)         (392,622)         (869,905)
   Class C                                  (265,349)        (53,022)          (48,300)         (196,653)
   ---------------------------------      ----------        ----------       ----------        -----------
    Total distributions to
     shareholders                         (2,480,835)       (275,270)         (541,834)       (1,808,092)
   ---------------------------------      ----------        ----------       ----------        -----------
Capital share transactions (Note 2)
  Proceeds from shares sold:
   Class A                                   887,480         252,475           480,395           802,095
   Class B                                 2,374,430         346,649         2,411,997         3,201,490
   Class C                                   295,216           2,844            69,498           782,350
  Payment for shares redeemed:
   Class A                                (3,808,572)       (139,671)         (398,270)       (2,915,239)
   Class B                                (3,812,452)       (229,142)       (1,407,355)       (2,836,004)
   Class C                                  (873,563)       (118,942)         (192,516)       (2,435,946)
  Net asset value of shares issued
    in reinvestment
    of distributions:
   Class A                                   259,416          24,616            56,035           388,044
   Class B                                   458,071         105,448           241,729           508,477
   Class C                                   100,065          31,511            36,909           146,748
   ---------------------------------      ----------        ----------       ----------        -----------
  Net increase (decrease) in net
    assets resulting from capital
    share transactions                    (4,119,909)        275,788         1,298,422        (2,357,985)
   ---------------------------------      ----------        ----------       ----------        -----------
    Total increase (decrease) in
     net assets                           (5,071,363)        169,319         1,311,117        (2,284,216)
Net assets
  Beginning of period                    103,513,984      11,363,321        23,394,520        76,104,070
   ---------------------------------      ----------        ----------       ----------        -----------
  End of period                         $ 98,442,621     $11,532,640       $24,705,637       $73,819,854
   ---------------------------------      ----------        ----------       ----------        -----------
Accumulated distributions in excess
 of net investment  income                 ($482,928)       ($15,962)         ($51,931)        ($214,167)
   ---------------------------------      ----------        ----------       ----------        -----------

See Notes to Financial Statements.

Keystone State Tax Free Fund

STATEMENTS OF CHANGES IN NET ASSETS
Year ended March 31, 1996

                                                                            New York
                                          Florida       Massachusetts        Insured        Pennsylvania
                                       Tax Free Fund    Tax Free Fund     Tax Free Fund     Tax Free Fund
-----------------------------------     -------------    -------------    -------------    ---------------
Operations
  Net investment income                 $  5,235,282     $   543,218       $   936,868       $ 3,676,278
  Net realized gain on investments
    and closed futures contracts           3,334,947         255,425           325,487         1,291,054
  Net change in unrealized
    appreciation (depreciation) on
    investments                             (479,647)       (134,154)          155,265           216,658
   ---------------------------------      ----------        ----------       ----------        -----------
    Net increase in net assets
     resulting from operations             8,090,582         664,489         1,417,620         5,183,990
   ---------------------------------      ----------        ----------       ----------        -----------
Distributions to shareholders from (Note 1)
  Net investment income:
   Class A                                (2,068,359)       (117,886)         (181,786)       (1,540,624)
   Class B                                (2,582,018)       (342,321)         (676,349)       (1,676,905)
   Class C                                  (584,905)       (103,305)         (104,583)         (458,750)
  In excess of net investment
    income:
   Class A                                   (81,365)           (435)           (7,630)          (51,793)
   Class B                                  (101,572)         (1,262)          (28,387)          (56,375)
   Class C                                   (23,009)           (380)           (4,389)          (15,423)
   ---------------------------------      ----------        ----------       ----------        -----------
    Total distributions to
     shareholders                         (5,441,228)       (565,589)       (1,003,124)       (3,799,870)
   ---------------------------------      ----------        ----------       ----------        -----------
Capital share transactions (Note 2)
  Proceeds from shares sold:
   Class A                                 2,637,449         728,640         1,043,090         1,823,609
   Class B                                10,874,867       1,573,350         6,303,488         9,365,368
   Class C                                   980,649         458,371           749,393         1,526,571
  Payment for shares redeemed:
   Class A                                (9,315,509)     (1,015,238)         (613,550)       (5,114,776)
   Class B                                (9,762,560)       (727,777)       (1,757,331)       (3,838,463)
   Class C                                (2,573,632)       (198,311)       (1,480,195)       (1,930,722)
  Net asset value of shares issued
    in reinvestment
    of distributions:
   Class A                                   564,333          65,247           111,251           862,452
   Class B                                 1,035,196         206,616           423,530         1,004,041
   Class C                                   271,631          59,663            80,146           355,643
   ---------------------------------      ----------        ----------       ----------        -----------
  Net increase (decrease) in net
    assets resulting from capital
    share transactions                    (5,287,576)      1,150,561         4,859,822         4,053,723
   ---------------------------------      ----------        ----------       ----------        -----------
    Total increase (decrease) in
    net assets                            (2,638,222)      1,249,461         5,274,318         5,437,843
Net assets
  Beginning of year                      106,152,206      10,113,860        18,120,202        70,666,227
   ---------------------------------      ----------        ----------       ----------        -----------
  End of year                           $103,513,984     $11,363,321       $23,394,520       $76,104,070
   ---------------------------------      ----------        ----------       ----------        -----------
Accumulated distributions in excess
 of net investment  income                 ($436,130)        ($2,872)         ($37,903)        ($227,211)
   ---------------------------------      ----------        ----------       ----------        -----------

See Notes to Financial Statements.

Keystone State Tax Free Fund

NOTES TO FINANCIAL STATEMENTS (unaudited)

(1.) Significant Accounting Policies

Keystone State Tax Free Fund (the "FUND") is a Massachusetts business trust for which Keystone Investment Management Company ("Keystone") is the Investment Adviser and Manager. Keystone is a wholly-owned subsidiary of Keystone Investments, Inc. ("KII"). The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, open-end investment company. The FUND currently offers shares of four separate series evidencing interests in different portfolios of securities (individually a "Fund", collectively the "Funds"). These financial statements include the Keystone Florida Tax Free Fund ("Florida Fund"), the Keystone Massachusetts Tax Free Fund ("Massachusetts Fund"), the Keystone New York Insured Tax Free Fund ("New York Fund") and the Keystone Pennsylvania Tax Free Fund ("Pennsylvania Fund"). Each Fund currently offers several classes of shares. The Funds seek the highest possible current income exempt from federal income taxes, while preserving capital.

  The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Funds.

A. Valuation of Securities

Securities held by the Funds are valued by an independent pricing service. In determining value for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities for which valuations are not available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to procedures established by the Board of Trustees.

  Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value. Short-term securities with greater than 60 days to maturity are valued at market value.

B. Futures Contracts

In order to gain exposure to or protect against changes in security values, the Funds may buy and sell futures contracts.

  The initial margin deposited with a broker when entering into a futures transaction is subsequently adjusted by daily payments or receipts as the value of the contract changes. Such changes are recorded as unrealized gains or losses. Realized gains or losses are recognized on closing the contract.

  Risks of entering into futures contracts include (i) the possibility of an illiquid market for the contract, (ii) the possibility that a change in the value of the contract may not correlate with changes in the value of the underlying instrument or index, and (iii) the credit risk that the other party will not fulfill their obligations under the contract. Futures contracts also involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

C. Security Transactions and Investment Income

Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.

D. Organization Expenses

For the Massachusetts Fund and the New York Fund, organization expenses are amortized to operations over a five-year period on a straight-line basis. In the event any of the initial shares of the Funds are redeemed by Keystone during the five-year amortization period, redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

E. Federal Income Taxes

Each Fund has qualified and intend to qualify in the future as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, each Fund is relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. Each Fund also intends to avoid excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income taxes is required.

F. Distributions

Each Fund declares dividends from net investment income daily and distributes such dividends monthly and declares net capital gains, if any, at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

  Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to the deferral of losses for income tax purposes that have been recognized for financial statement purposes.

G. Class Allocations

Class A shares are offered at a public offering price which includes a maximum sales charge of 4.75% payable at the time of purchase. Class B shares are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class B shares purchased on or after June 1, 1995 that have been outstanding for eight years will automatically convert to Class A shares. Class B shares purchased prior to June 1, 1995 that have been outstanding for seven years will automatically convert to Class A shares. Class C shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year of purchase.

  Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

(2.) Capital Share Transactions

The Fund's Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with no par value. Shares of beneficial interest of each Fund are currently divided into Class A, Class B and Class C. Transactions in shares of each Fund were as follows:

Keystone State Tax Free Fund

                             Six Months         Year
                                Ended           Ended
Florida Fund                September 30,     March 31,
Class A                         1996            1996
------------------------    -------------    -----------
Shares sold                     84,537          247,533
Shares redeemed               (364,773)        (873,200)
Shares issued in
  reinvestment of
  dividends and
  distributions                 24,791           53,198
------------------------      -----------      ---------
Net decrease                  (255,445)        (572,469)
------------------------      -----------      ---------
Class B
Shares sold                    230,434        1,027,017
Shares redeemed               (368,835)        (918,380)
Shares issued in
  reinvestment of
  dividends and
  distribution                  44,281           98,392
------------------------      -----------      ---------
Net increase (decrease)        (94,120)         207,029
------------------------      -----------      ---------
Class C
Shares sold                     28,762           92,047
Shares redeemed                (84,265)        (244,752)
Shares issued in
  reinvestment of
  dividends and
  distributions                  9,652           25,773
------------------------      -----------      ---------
Net decrease                   (45,851)        (126,932)
------------------------      -----------      ---------




                             Six Months         Year
                                Ended           Ended
Massachusetts Fund          September 30,     March 31,
Class A                         1996            1996
------------------------    -------------    -----------
Shares sold                     27,720          77,233
Shares redeemed                (15,237)       (106,698)
Shares issued in
  reinvestment of
  dividends and
  distributions                  2,693           6,900
------------------------      -----------      ---------
Net increase (decrease)         15,176         (22,565)
------------------------      -----------      ---------
Class B
Shares sold                     38,305         170,546
Shares redeemed                (25,337)        (78,313)
Shares issued in
  reinvestment of
  dividends and
  distributions                 11,613          22,195
------------------------      -----------      ---------
Net increase                    24,581         114,428
------------------------      -----------      ---------
Class C
Shares sold                        315          48,902
Shares redeemed                (13,196)        (21,034)
Shares issued in
  reinvestment of
  dividends and
  distributions                  3,471           6,401
------------------------      -----------      ---------
Net increase (decrease)         (9,410)         34,269
------------------------      -----------      ---------

                             Six Months         Year
                                Ended           Ended
New York Fund               September 30,     March 31,
Class A                         1996            1996
------------------------    -------------    -----------
Shares sold                     49,986         107,459
Shares redeemed                (41,611)        (63,070)
Shares issued in
  reinvestment of
  dividends and
  distributions                  5,838          11,515
------------------------      -----------     ---------
Net increase                    14,213          55,904
------------------------      -----------     ---------
Class B
Shares sold                    254,270         658,066
Shares redeemed               (148,151)       (182,936)
Shares issued in
  reinvestment of
  dividends and
  distributions                 25,411          44,023
------------------------      -----------     ---------
Net increase                   131,530         519,153
------------------------      -----------     ---------
Class C
Shares sold                      7,329          77,987
Shares redeemed                (20,384)       (155,157)
Shares issued in
  reinvestment of
  dividends and
  distributions                  3,881           8,359
------------------------      -----------     ---------
Net decrease                    (9,174)        (68,811)
------------------------      -----------     ---------




                             Six Months         Year
                                Ended           Ended
Pennsylvania Fund           September 30,     March 31,
Class A                         1996            1996
------------------------    -------------    -----------
Shares sold                     72,768         162,995
Shares redeemed               (264,266)       (455,676)
Shares issued in
  reinvestment of
  dividends and
  distributions                 35,085          76,584
------------------------      -----------     ---------
Net decrease                  (156,413)       (216,097)
------------------------      -----------     ---------
Class B
Shares sold                    293,521         844,393
Shares redeemed               (260,022)       (343,491)
Shares issued in
  reinvestment of
  dividends and
  distributions                 46,604          90,532
------------------------      -----------     ---------
Net increase                    80,103         591,434
------------------------      -----------     ---------
Class C
Shares sold                     71,692         136,525
Shares redeemed               (222,597)       (173,811)
Shares issued in
  reinvestment of
  dividends and
  distributions                 13,409          31,980
------------------------      -----------     ---------
Net decrease                  (137,496)         (5,306)
------------------------      -----------     ---------

Keystone State Tax Free Fund

(3.) Securities Transactions

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) for the six months ended September 30, 1996 were as follows:

                        Cost of         Proceeds
                       Purchases       from Sales
                       -----------   -------------
Florida Fund          $56,055,099     $60,262,054
Massachusetts Fund      8,551,005       8,236,896
New York Fund          10,509,052       9,290,690
Pennsylvania Fund      36,876,280      39,521,884

  As of March 31, 1996 the Funds had approximate capital loss carryovers for federal tax purposes as follows:

                                    Florida Fund
                           ---------------------
Capital Loss Carryover                $1,845,000
Expires 2002                           1,845,000

                              Massachusetts Fund
                           ---------------------
Capital Loss Carryover                  $117,000
Expires 2002                             117,000

                                   New York Fund
                           ---------------------
Capital Loss Carryover                   $72,000
Expires 2002                               1,000
Expires 2003                              71,000

                               Pennsylvania Fund
                           ---------------------
Capital Loss Carryover                $2,294,000
Expires 2002                           1,503,000
Expires 2003                             791,000


(4.) Distribution Plans

Each Fund bears some of the costs of selling its shares under Distribution Plans adopted for its Class A, B and C pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution Plans, the Fund pays its principal underwriter, Keystone Investment Distributors Company ("KIDC"), a wholly-owned subsidiary of Keystone, amounts which are calculated and paid daily.

  The Class A Distribution Plan provides for expenditures, which are currently limited to 0.15% annually of the average daily net assets of the Class A shares, to pay expenses related to the distribution of Class A shares.

  Pursuant to each Fund's Class B and Class C Distribution Plans, the Funds pay a distribution fee which currently may not exceed 0.90% of the average daily net assets of Class B and Class C shares, respectively. Of that amount, 0.75% is used to pay distribution expenses and 0.15% is used to pay service fees.

  During the six months ended September 30, 1996 amounts paid to KIDC pursuant to each Fund's Class A, Class B, and Class C Distribution Plans were as follows:
                                               Florida Fund
                                      ---------------------
Class A                                             $25,577
Class B prior to June 1, 1995                       198,368
Class B on or after June l, 1995                     42,556
Class C                                              50,876

                                         Massachusetts Fund
                                      ---------------------
Class A                                              $1,278
Class B prior to June 1, 1995                        25,878
Class B on or after June l, 1995                      6,693
Class C                                              10,010

                                              New York Fund
                                      ---------------------
Class A                                              $2,885
Class B prior to June 1, 1995                        54,038
Class B on or after June l, 1995                     25,990
Class C                                               9,841

                                          Pennsylvania Fund
                                      ---------------------
Class A                                             $20,560
Class B prior to June 1, 1995                       128,744
Class B on or after June l, 1995                     42,087
Class C                                              38,621


  Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class. However, after the termination of any Distribution Plan, and subject to the discretion of the Independent Trustees, payments to KIDC may continue as compensation for services which had been earned while the Distribution Plan was in effect.

  KIDC intends, but is not obligated, to continue to pay distribution costs that exceed the current annual payments from the Fund. KIDC intends to seek full payment of such distribution costs from the Fund at such time in the future as, and to the extent that, payment thereof by the Class B or Class C shares would be within permitted limits.

  At September 30, 1996, total unpaid distribution costs for Class B shares were as follows:
                                                         Florida Fund
                                                ---------------------
Shares purchased prior to June 1, 1995                     $2,840,323
Shares purchased on or after June 1, 1995                     623,890

                                                   Massachusetts Fund
                                                ---------------------
Shares purchased prior to June 1, 1995                       $353,232
Shares purchased on or after June 1, 1995                      75,803

                                                        New York Fund
                                                ---------------------
Shares purchased prior to June 1, 1995                       $709,537
Shares purchased on or after June 1, 1995                     395,332

                                                    Pennsylvania Fund
                                                ---------------------
Shares purchased prior to June 1, 1995                     $1,776,445
Shares purchased on or after June 1, 1995                     658,617

  At September 30, 1996, total unpaid distribution cost for Class C shares were as follows:

Florida Fund           $1,325,162
Massachusetts Fund        139,910
New York Fund             219,317
Pennsylvania Fund         826,032

  Contingent deferred sales charges paid by redeeming shareholders are paid to KIDC.

(5.) Investment Management Agreement and Other Affiliated Transactions

Under the terms of the Investment Advisory and Management Agreement between Keystone and the FUND, Keystone provides investment management and administrative services to the Funds. In return, Keystone is paid a management fee that is computed and paid daily. The management fee is calculated by applying percentage rates, which start at 0.55% and decline to 0.25% per annum as net assets increase, to the average daily net asset value of each Fund.

  Keystone has voluntarily limited the expenses of Class A shares to 0.75% of its average daily net assets and has limited the expenses of Class B and C to 1.50% of the average daily net assets of each respective class. For the six months ended September 30, 1996 Keystone reimbursed the Funds as follows:

Florida Fund             $85,511
Massachusetts Fund        55,953
New York Fund             63,085
Pennsylvania Fund         98,662

  During the six months ended September 30, 1996, each Fund paid or accrued to Keystone for certain accounting services as follows:

Florida Fund             $12,009
Massachusetts Fund        11,460
New York Fund             11,263
Pennsylvania Fund         11,316

  During the six months ended September 30, 1996, each Fund paid or accrued to Keystone Investor Resource Center, Inc., a wholly-owned subsidiary of Keystone, for services rendered as the Fund's transfer and dividend disbursing agent as follows:

Florida Fund             $54,308
Massachusetts Fund         7,532
New York Fund             16,160
Pennsylvania Fund         55,616

  Certain officers and/or Directors of Keystone are also officers and/or Trustees of the Fund. Officers of Keystone and affiliated Trustees receive no compensation directly from the Fund. Currently the Independent Trustees of the Fund receive no compensation for their services.

Keystone State Tax Free Fund

(6.) Expense Offset Arrangement

The Funds have entered into an expense offset arrangement with its custodian. For the six months ended September 30, 1996, the Florida Fund, the Massachusetts Fund, the New York Fund and the Pennsylvania Fund incurred total custody fees in the amount of $34,422, $14,056, $18,133 and $32,037, respectively, and received a credit of $4,137, $465, $1,421 and $3,602, respectively, pursuant to this expense offset arrangement, resulting in a net custody expense of $30,285, $13,591, $16,712 and $28,435, respectively. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

(7.) Agreement and Plan of Acquisition

On September 6, 1996, KII entered into an Agreement and Plan of Acquisition and Merger with First Union Corporation ("First Union") and First Union National Bank of North Carolina ("FUNB-NC") and certain other parties pursuant to which KII will be merged with and into a wholly-owned subsidiary of FUNB-NC. Subject to the receipt of required regulatory and shareholder approvals, the proposed merger is expected to take place in December 1996.

                              Keystone's Services
                               for Shareholders

  KEYSTONE AUTOMATED RESPONSE LINE (KARL)--Receive up-to-date account information on your balance, last transaction and recent Fund distribution. You may also process transactions such as investments, redemptions and exchanges using a touch-tone telephone as well as receive quotes on price, yield, and total return of your Keystone Fund. Call toll-free, 1-800-346-3858.

  EASY ACCESS TO INFORMATION ON YOUR ACCOUNT--Information about your Keystone account is available 24 hours a day through KARL. To speak with a Shareholder Services representative about your account, call toll-free 1-800-343-2898 between 8:00 A.M. and 6:00 P.M. Eastern time. Retirement Plan investors should call 1-800-247-4075.

  ADDITIONS TO YOUR ACCOUNT--You can buy additional shares for your account at any time, with no minimum additional investment.

  REINVESTMENT OF DISTRIBUTIONS--You can compound the return on your investment by automatically reinvesting your Fund's distributions at net asset value with no sales charge.

  EXCHANGE PRIVILEGE--You may move your money among funds in the same Keystone family quickly and easily for a nominal service fee. KARL gives you the added ability to move your money any time of day, any day of the week. Keystone offers a variety of funds with different investment objectives for your changing investment needs.

  ELECTRONIC FUNDS TRANSFER (EFT)-- Referred to as the "paper-less transaction," EFT allows you to take advantage of a variety of preauthorized account transactions, including automatic monthly investments and systematic monthly or quarterly withdrawals. EFT is a quick, safe and accurate way to move money between your bank account and your Keystone account.

  CHECK WRITING--Shareholders of Keystone Liquid Trust may exercise the check writing privilege to draw from their accounts.

  EASY REDEMPTION--KARL makes redemption services available to you 24 hours a day, every day of the year. The amount you receive may be more or less than your original account value depending on the value of fund shares at time of redemption.

  RETIREMENT PLANS--Keystone offers a full range of retirement plans, including IRA, SEP-IRA, profit sharing, money purchase, and defined contribution plans. For more information, please call Retirement Plan Services, toll-free at 1-800-247-4075.

  Keystone is committed to providing you with quality, responsive account service. We will do our best to assist you and your financial adviser in carrying out your investment plans.

[wraparound cover]

                                KEYSTONE AMERICA
                                FAMILY OF FUNDS



                                    [DIAMOND]

                                Balanced Fund II
                        California Insured Tax Free Fund
                      Capital Preservation and Income Fund
                             Florida Tax Free Fund
                             Fund for Total Return
                              Fund of the Americas
                           Global Opportunities Fund
                       Global Resources & Development Fund
                           Government Securities Fund
                      Hartwell Emerging Growth Fund, Inc.
                          Intermediate Term Bond Fund
                           Massachusetts Tax Free Fund
                             Missouri Tax Free Fund
                         New York Insured Tax Free Fund
                                   Omega Fund
                           Pennsylvania Tax Free Fund
                          Small Company Growth Fund II
                             Strategic Income Fund
                              Tax Free Income Fund
                                World Bond Fund
                         -------------------------------


This report was prepared primarily for the information of the Fund's shareholders. It is authorized for distribution if preceded or accompanied by the Fund's current prospectus. The prospectus contains important information about the Fund including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Keystone funds, contact your financial adviser or call Keystone.



[KEYSTONE LOGO]       KEYSTONE
                      INVESTMENTS

                      P.O. Box 2121
                      Boston, Massachusetts 02106-2121




STFF-R-11/96
9M                                                [RECYCLE LOGO]



                         -------------------------------

                                 K E Y S T O N E



                                    [GRAPHIC
                                       OF
                             U.S. FLAG AND BUILDING]


                                    STATE
                                 TAX FREE FUND

                         -------------------------------

                             FLORIDA TAX FREE FUND
                          MASSACHUSETTS TAX FREE FUND
                         NEW YORK INSURED TAX FREE FUND
                           PENNSYLVANIA TAX FREE FUND

                                 [KEYSTONE LOGO]

                                SEMIANNUAL REPORT
                               SEPTEMBER 30, 1996